                                                                 EXHIBIT 10.52




                                 BOND AGREEMENT

                                  BY AND AMONG

                   NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY,

                           FLEET CAPITAL CORPORATION,

                            CHITTENDEN TRUST COMPANY

                                       AND

                                 FOILMARK, INC.





                               DATED JUNE 1, 2000


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                                TABLE OF CONTENTS

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ARTICLE I -BACKGROUND, REPRESENTATIONS AND FINDINGS...............................................................1

   SECTION 1.1    BACKGROUND......................................................................................1
   SECTION 1.2    DEFINITIONS.....................................................................................2
   SECTION 1.3    BORROWER REPRESENTATIONS.......................................................................11
   SECTION 1.4    AUTHORITY REPRESENTATIONS AND FINDINGS.........................................................19
   SECTION 1.5    PURCHASER REPRESENTATIONS......................................................................20
   SECTION 1.6    AFFIRMATIVE COVENANTS OF THE BORROWER..........................................................21
   SECTION 1.7    NEGATIVE COVENANTS OF THE BORROWER.............................................................22
   SECTION 1.8    REPORTING REQUIREMENTS OF THE BORROWER.........................................................23

ARTICLE II -THE PROJECT..........................................................................................24

   SECTION 2.1    DESCRIPTION OF PROJECT.........................................................................24
   SECTION 2.2    NOTICES AND PERMITS............................................................................24
   SECTION 2.3    ADDITIONS AND CHANGES TO PROJECT...............................................................24

ARTICLE III -THE FINANCING.......................................................................................25

   SECTION 3.1    THE FINANCING..................................................................................25
   SECTION 3.2    EFFECTIVENESS OF BOND AND NOTE.................................................................25
   SECTION 3.3    THE BOND.......................................................................................25
   SECTION 3.4    DEPOSIT OF NET PROCEEDS........................................................................26
   SECTION 3.5    ESCROW FUND....................................................................................26
   SECTION 3.6    REBATE FUND....................................................................................29
   SECTION 3.7    ESTABLISHMENT OF COMPLETION DATE...............................................................29
   SECTION 3.8    BOND NOT TO BECOME ARBITRAGE BOND..............................................................29
   SECTION 3.9    RESTRICTION ON USE OF ESCROW FUND..............................................................30
   SECTION 3.10   THREE-YEAR EXPENDITURE REQUIREMENT.............................................................30
   SECTION 3.11   COMPLETION OF PROJECT; EXCESS BOND PROCEEDS....................................................30
   SECTION 3.12   ESCROW AGENT NOT RESPONSIBLE FOR USE OF PROCEEDS...............................................30
   SECTION 3.13   INVESTMENT OF ESCROW FUND......................................................................30
   SECTION 3.14   GENERAL PROVISIONS OF INVESTMENTS..............................................................31
   SECTION 3.15   APPOINTMENT OF ESCROW AGENT; ACCEPTANCE OF THE ESCROW..........................................32
   SECTION 3.16   FEES, CHARGES AND EXPENSES OF ESCROW AGENT.....................................................34
   SECTION 3.17   NOTICE TO AUTHORITY, THE ESCROW AGENT AND BORROWER.............................................35
   SECTION 3.18   INTERVENTION BY ESCROW AGENT...................................................................35
   SECTION 3.19   SUCCESSOR ESCROW AGENT.........................................................................35
   SECTION 3.20   RESIGNATION BY THE ESCROW AGENT................................................................35
   SECTION 3.21   REMOVAL OF THE ESCROW AGENT....................................................................35
   SECTION 3.22   APPOINTMENT OF SUCCESSOR ESCROW AGENT BY THE BORROWER..........................................36
   SECTION 3.23   CONCERNING ANY SUCCESSOR ESCROW AGENT..........................................................36
   SECTION 3.24   ESCROW AGENT PROTECTED IN RELYING UPON RESOLUTIONS, ETC........................................36
   SECTION 3.25   SUCCESSOR ESCROW AGENT AS ESCROW AGENT OF THE ESCROW FUND......................................36
   SECTION 3.26   ESCROW AGENT AND AUTHORITY REQUIRED TO ACCEPT DIRECTIONS AND ACTIONS
                  OF BORROWER....................................................................................37
   SECTION 3.27   REGISTRY BOOKS.................................................................................37
   SECTION 3.28   TRANSFER OF BOND...............................................................................37
   SECTION 3.29   BOND MUTILATED, DESTROYED, STOLEN OR LOST......................................................37
   SECTION 3.30   NOTICE OF NON-COMPLIANCE.......................................................................38
   SECTION 3.31   PAID BOND......................................................................................38

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ARTICLE IV -THE LOAN.............................................................................................39

   SECTION 4.1    THE LOAN.......................................................................................39
   SECTION 4.2    PAYMENT OF LOAN................................................................................39
   SECTION 4.3    SECURITY.......................................................................................39
   SECTION 4.4    INCORPORATION OF TERMS.........................................................................39
   SECTION 4.5    NO DEFENSE OR SET-OFF..........................................................................39
   SECTION 4.6    ASSIGNMENT OF AUTHORITY'S RIGHTS...............................................................40
   SECTION 4.7    OPINION OF COUNSEL FOR BORROWER................................................................40
   SECTION 4.8    OPINION OF BOND COUNSEL........................................................................40
   SECTION 4.9    OPINION OF COUNSEL FOR THE ESCROW AGENT........................................................40
   SECTION 4.10   BOND AND OTHER DOCUMENTS.......................................................................41
   SECTION 4.11   PAYMENTS.......................................................................................41
   SECTION 4.12   PREPAYMENT OF NOTE.............................................................................41

ARTICLE V -COVENANTS OF BORROWER.................................................................................42

   SECTION 5.1    PRESERVATION OF BUSINESS AND PROPERTY..........................................................42
   SECTION 5.2    INSURANCE......................................................................................42
   SECTION 5.3    PAYMENT OF TAXES, ETC..........................................................................43
   SECTION 5.4    CONCERNING THE PROJECT.........................................................................44
   SECTION 5.5    COMPLIANCE WITH CODE AND ARBITRAGE REGULATIONS.................................................44
   SECTION 5.6    COMPLIANCE WITH APPLICABLE LAWS................................................................47
   SECTION 5.7    ENVIRONMENTAL COVENANT.........................................................................47
   SECTION 5.8    [RESERVED].....................................................................................47
   SECTION 5.9    SALES, TRANSFERS, ETC..........................................................................47
   SECTION 5.10   PROJECT USERS..................................................................................47
   SECTION 5.11   INSPECTION OF THE PROJECT......................................................................48
   SECTION 5.12   RELOCATION OF THE PROJECT......................................................................48
   SECTION 5.13   AFFIRMATIVE ACTION AND PREVAILING WAGE REGULATIONS.............................................48
   SECTION 5.14   COSTS AND EXPENSES.............................................................................49
   SECTION 5.15   ANNUAL CERTIFICATE.............................................................................49
   SECTION 5.16   [RESERVED].....................................................................................49
   SECTION 5.17   AGGREGATE LIMIT................................................................................49
   SECTION 5.18   BROKERAGE FEE..................................................................................49
   SECTION 5.19   COST RECOVERY..................................................................................50
   SECTION 5.20   PAYMENT OF COMPENSATION AND EXPENSES OF ESCROW AGENT...........................................50
   SECTION 5.21   PAYMENT OF AUTHORITY'S FEES AND EXPENSES.......................................................50
   SECTION 5.22   INDEMNIFICATION................................................................................50
   SECTION 5.23   DAMAGE TO PROJECT..............................................................................51
   SECTION 5.24   FINANCING STATEMENTS...........................................................................52
   SECTION 5.25   NOTICE AND CERTIFICATION WITH RESPECT TO BANKRUPTCY PROCEEDINGS................................52

ARTICLE VI -EVENTS OF DEFAULT AND REMEDIES.......................................................................56

   SECTION 6.1    EVENTS OF DEFAULT; ACCELERATION................................................................56
   SECTION 6.2    PURCHASER'S REMEDIES...........................................................................57
   SECTION 6.3    ADDITIONAL REMEDIES OF AUTHORITY...............................................................58
   SECTION 6.4    NO REMEDY EXCLUSIVE............................................................................58
   SECTION 6.5    AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES..................................................58
   SECTION 6.6    NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER.....................................................58
   SECTION 6.7    PAYMENT OF LOAN ON EVENT OF DEFAULT; SUIT THEREFOR.............................................58
   SECTION 6.8    EVENT OF CANCELLATION..........................................................................59

ARTICLE VII -MISCELLANEOUS.......................................................................................61

   SECTION 7.1    LIMITATION OF LIABILITY OF AUTHORITY...........................................................61
   SECTION 7.2    NOTICES........................................................................................61

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   SECTION 7.3    SEVERABILITY...................................................................................61
   SECTION 7.4    APPLICABLE LAW.................................................................................62
   SECTION 7.5    ASSIGNMENT.....................................................................................62
   SECTION 7.6    REBATE REMINDER................................................................................62
   SECTION 7.7    AMENDMENTS.....................................................................................62
   SECTION 7.8    TERM OF AGREEMENT..............................................................................62
   SECTION 7.9    NO WARRANTY OF CONDITION OR SUITABILITY BY AUTHORITY...........................................62
   SECTION 7.10   REASONABLE CONSENT.............................................................................63
   SECTION 7.11   AMOUNTS REMAINING IN ESCROW FUND...............................................................63
   SECTION 7.12   HEADINGS.......................................................................................63

EXHIBIT A -FORM OF BOND.........................................................................................A-1

EXHIBIT B -ADDENDUM TO CONSTRUCTION CONTRACT....................................................................B-1

EXHIBIT C -CONTRACTOR'S CERTIFICATE AND AGREEMENT...............................................................C-1

EXHIBIT D -BORROWER'S COMPLETION CERTIFICATE....................................................................D-1

EXHIBIT E -INVESTOR LETTER......................................................................................E-1

EXHIBIT F -PROJECT EQUIPMENT....................................................................................F-1

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                                    ARTICLE I

                    BACKGROUND, REPRESENTATIONS AND FINDINGS

         Section 1.1 BACKGROUND. THIS BOND AGREEMENT, dated the 31st day of May, 2000, by and among the NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (the "Authority"), a public body corporate and politic constituting an instrumentality of the State of New Jersey (the "State"), FLEET CAPITAL CORPORATION, a Rhode Island corporation (the "Purchaser"), CHITTENDEN TRUST COMPANY, a Vermont Financial Institution (the "Escrow Agent"), and FOILMARK, INC., a Delaware Corporation (the "Borrower").

         WHEREAS, the New Jersey Economic Development Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State, approved on August 7, 1974, as amended and supplemented (the "Act"), declares it to be in the public interest and to be the policy of the State to foster and promote the economy of the State, increase opportunities for gainful employment and improve living conditions, assist in the economic development or redevelopment of political subdivisions within the State, and otherwise contribute to the prosperity, health and general welfare of the State and its inhabitants by inducing manufacturing, industrial, commercial, recreational, retail, service and other employment promoting enterprises to locate, remain or expand within the State by making available financial assistance; and

         WHEREAS, the Authority, to accomplish the purposes of the Act, is empowered to extend credit to such employment promoting enterprises in the name of the Authority on such terms and conditions and in such manner as it may deem proper for such consideration and upon such terms and conditions as the Authority may determine to be reasonable; and

         WHEREAS, the Borrower has applied to the Authority for financial assistance in the principal amount of $4,500,000 for financing a project (the "Project") consisting of the (i) the acquisition of machinery and equipment to be used by Transfer Print Foils, Inc., a second tier wholly owned subsidiary of the Borrower for the purpose of the manufacture of hotstamping, holographic and wood grain laminate foils; and (ii) the payment of a portion of the costs associated with the issuance of the Bond (as hereinafter defined), and the Authority has, by resolution duly adopted in accordance with the Act, accepted the application of the Borrower for assistance in financing the Project; and

         WHEREAS, the Authority has by resolution, duly adopted in accordance with the Act, authorized the issuance and sale of $4,500,000 principal amount of its Economic Development Bond (Foilmark, Inc. Project) to the Purchaser for the purpose of making a loan to the Borrower; and

         WHEREAS, the execution and delivery of this Bond Agreement have been duly authorized by the parties, and all conditions, acts and things necessary and required by the Constitution or statutes of the State or otherwise to exist, to have happened or to have been performed precedent to or in the execution and delivery of this Bond Agreement do exist, have happened and have been performed;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and representations herein, and intending to be legally bound, the parties hereto hereby mutually agree as follows:

         Section 1.2       DEFINITIONS.

         In this Bond Agreement, the following terms shall have the meanings specified in the foregoing recitals:

                          Act
                          Authority
                          Borrower
                          Escrow Agent
                          Purchaser
                          Project
                          State

         The following terms shall have the following meanings unless a different meaning clearly appears from the context:

         "Affirmative Action Program" shall mean the provisions of the Act, and the resolutions, rules and regulations of the Authority, as adopted, amended and supplemented from time to time, requiring that the Borrower and all Contractors make a good faith effort to hire minority workers or to cause minority workers to be hired for employment in performance of Construction Contracts in fulfillment of the minority employment goals fixed by the Authority, and that the Borrower and all Contractors file such certificates, reports and records and do other prescribed acts as are necessary to demonstrate or assure compliance;

         "Application" shall mean the Borrower's application to the Authority, dated February 18, 2000, seeking financial assistance for the Project, and all attachments, exhibits, correspondence and modifications submitted in writing to the Authority in connection with said application;

         "Article" shall mean a specified article hereof, unless otherwise indicated;

         "Assignment" shall mean the assignment by the Authority in favor of the Purchaser of certain of the rights of the Authority hereunder, as the same may be amended from time to time;

         "Assignment of Leases" shall mean the Assignment of Leases and Rents dated the date hereof from the Borrower to the Authority, as the same may be amended from time to time.

         "Authority's Fee" shall mean the fee payable to the Authority for its services in connection with the issuance of the Bond in the amount of $22,500;

         "Authorized Authority Representative" shall mean any individual or individuals duly authorized by the Authority to act on its behalf;

         "Authorized Borrower Representative" shall mean any individual or individuals duly authorized by the Borrower to act on its behalf;

         "Bond" shall mean the $4,500,000 Economic Development Bond (Foilmark, Inc. Project) in the form attached hereto as Exhibit A;

         "Bond Agreement" or "Agreement" shall mean this Bond Agreement, as the same may be amended from time to time;

         "Bond Counsel" shall mean the law firm of McCarter & English, LLP, Newark, New Jersey, or an attorney or firm of attorneys of nationally recognized standing on the subject of municipal bonds;

         "Bond Documents" shall mean this Bond Agreement, the Note, the Security Agreement, the Assignment, the Guaranties, the Assignment of Leases, the Financing Statements and all documents and instruments executed in connection therewith and all amendments and modifications thereto;

         "Bond Proceeds" shall mean the amount, including any accrued interest, paid to the Authority or its agents by the Purchaser pursuant to this Bond Agreement as the purchase price of the Bond, and interest income earned thereon prior to the Completion Date;

         "Bond Year" shall mean each one-year period (or shorter period from date of issue) that ends at the close of business on a day in the calendar year selected by the Borrower;

         "Borrower's Completion Certificate" shall mean the certificate described in Section 3.7 hereof, executed by the Borrower in form and substance acceptable to the Authority, wherein the Borrower certifies as to such matters as the Authority shall require;

         "Change of Control" means the occurrence of any of the following (i) the consumation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any person other than a Continuing Director or executive officer of the Borrower on the dated hereof or his or their affiliates becomes the "beneficial owner" (as such terms is defined in Rule 13d-3 and Rule 13d-5 of the Rules of the United States Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 35% of the common stock of the Borrower (measured by voting power rather than number of shares) or (ii) the first day on which a majority of the members of the Board of Directors of the borrower are not Continuing Directors.

         "Code" shall mean the Internal Revenue Code of 1986, as amended, and the Treasury Regulations in effect thereunder;

         "Completion Date" shall mean the date of completion of the Project as stated in the Borrower's Completion Certificate described in Section 3.7 hereof;

         "Construction Contract" shall mean, for purposes of the Prevailing Wage Provision, any contract or subcontract in the amount of $2,000 or more for construction, reconstruction, demolition, alteration, repair or maintenance work, including painting and decorating, undertaken in connection with the Project, and shall mean, for purposes of the Affirmative Action Program, any contract or subcontract for construction, reconstruction, renovation or rehabilitation undertaken in connection with the Project;

         "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Borrower who (i) was a member of such Board of Directors on the date of this Agreement or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the continuing directors who were members of such Board a the time of such nomination or election.

         "Contractor" shall mean the principal or general contractor or contractors engaged by the Borrower in the performance of a Construction Contract;

         "Contractor's Certificate and Agreement" shall mean the instrument executed by the Contractor in form and substance acceptable to the Authority, wherein the Contractor agrees to undertake or perform such obligations and certifies as to such matters as the Authority shall require, including, without limitation, that, for purposes of the Prevailing Wage Provision, all workers engaged in the performance of Construction Contracts shall be paid a wage rate not less than the Prevailing Wage Rate and that all Construction Contracts will so provide and that, for purposes of the Affirmative Action Program, the Contractor will make a good faith effort to hire or cause to be hired minority workers so as to meet the minority employment goals of the Affirmative Action Program and that all Construction Contracts will so provide;

         "Contractor's Completion Certificate" shall mean the certificate or certificates executed by the Contractor and any Subcontractors, upon substantial completion of construction of the Project, if any, in form and substance acceptable to the Authority, wherein the Contractor certifies as to such matters as the Authority shall require, including, without limitation, that the Contractor has made a good faith effort to satisfy the minority employment goals established in the Affirmative Action Program and that the Contractor has submitted all certificates, reports and records required by the Authority;

         "Cost" shall mean those items set forth in Section 3(c) of the Act and all expenses as may be necessary or incident to the Project;

         "Counsel for the Escrow Agent" shall mean the law firm of Stalter & Kennedy, LLP;

         "Counsel for the Purchaser" shall mean the law firm of Hurtuk & Daroff Co., L.P.A.;

         "Determination of Taxability" shall mean one of the following situations:

         (i) Cancellation of the Bond pursuant to Section 6.8 of this Agreement;

         (ii) The delivery of written notice (the "Audit Notice") to the Borrower by the Authority or an owner of the Bond (a "Bondholder") declaring that an audit of the Bond issue has been undertaken by the Internal Revenue Service (the "IRS"), such Audit Notice to be effective 30 days after the giving of the same, unless prior thereto the Borrower:

                        (a) Files written notice with the Authority or the Bondholder that it intends to participate in the audit process, at its own expense, to obtain a written determination from the IRS affirming that the interest on the Bond is excluded from gross income; and

                        (b) Agrees in writing to reimburse and fully indemnify and hold harmless the Authority and the Bondholders from and against any and all liability, damage, loss, cost or expense (including attorneys' fees) which the Authority or the Bondholder may incur as the result of the audit, and further agrees to pay on demand all costs and expenses which the Authority or the Bondholder may incur in the audit, and to furnish such bond, letter of credit or other form of security as the Authority or the Bondholder may reasonably request from time to time to secure the Authority or the Bondholder's obligations under the Bond, including without limitation any potential increases in interest, whether prospective or retroactive, and any potential taxes, closing agreement amount, penalties or related interest.

         (iii) The delivery of written notice (the "Taxability Notice") by a Bondholder to the Authority and the Borrower declaring that the IRS has issued to a Bondholder a proposed deficiency letter ("30-day letter"), the effect of which (in the opinion of the Bondholder) is to assert that the interest on the Bond is included in the gross income of the Bondholder, such Taxability Notice to be effective 30 days after the giving of the same, subject to a stay of such 30-day period for the period of litigation if prior thereto the Borrower:

                        (a) Agrees in writing to participate in and defend a final judicial determination to affirm that the interest on the Bond is excluded from gross income and

                        (b) Agrees in writing to reimburse and fully indemnify and hold harmless the Authority and the Bondholder from and against any and all liability, damage, loss, cost or expense (including attorneys' fees) which the Authority or the Bondholder may incur as the result of the litigation, and further agrees to pay on demand all costs and expenses which the Authority or the Bondholder may incur in the litigation, and to furnish such bond, letter of credit or other form of security as the Authority or the Bondholder may reasonably request from time to time to secure the Authority or the Bondholder's obligations with respect to the Bond, including without limitation any potential increases in interest, whether prospective or retroactive, and any potential taxes, closing agreement amount, penalties or related interest.

         In the event the final judicial determination is adverse, the Taxability Notice will be effective 30 days after the entry of such final judicial determination.

         (iv) The delivery of written notice (the "Event Notice") to the Borrower by the Authority or the Bondholder declaring that an Event of Taxability has occurred on a specified date (other than by reason of any of the events described in the foregoing subparagraphs (i), (ii) and (iii)) and describing the Event of Taxability, such Event Notice to become effective 30 days after the giving of same unless prior thereto the Borrower, on behalf of the Authority or the Bondholder:

                        (a)(i) Agrees in writing to seek a private letter ruling or other written determination (hereinafter, referred to as the "Ruling") from the IRS affirming that the interest on the Bond is excluded from gross income and will remain unaffected by the Event of Taxability described in the Event Notice or (ii) agrees in writing to take a specific remedial action with respect to the Bond pursuant to Treasury Regulation ss.1.141-12 to preserve the exclusion from gross income of interest on the Bond; and

                        (b) Procures an opinion from Bond Counsel, at the Borrower's cost, to the effect that there is a substantial and valid legal basis for the position that the interest on the Bond has been, is and will remain tax-exempt, and (i) Bond Counsel has no reason to believe that the IRS will decline to consider the ruling request for procedural or technical reasons, and no knowledge or reason to believe that the IRS has indicated a position not to rule favorably on similar questions or would not rule favorably or (ii) Bond Counsel has no reason to believe that the proposed remedial action would not be sufficient to preserve the exclusion from gross income of interest on the Bond; and

                        (c) Agrees in writing to reimburse and fully indemnify and hold harmless the Bondholder and the Authority from and against any and all liability, damage, loss, cost or expense (including reasonable attorneys' fees) which the Bondholder or the Authority may incur as the result of seeking the Ruling or undertaking the remedial action, and further agrees to pay on demand all costs and expenses which the Bondholder or the Authority may incur in seeking the Ruling or undertaking the remedial action, and to furnish such bond, letter of credit or other form of security as the Bondholder or the Authority may reasonably request from time to time to secure the Bondholder or the Authority's obligations with respect to the Bond, including without limitation any potential increases in interest, whether prospective or retroactive, and any potential taxes, closing agreement amount, penalties or related interest;

         "Equity Account" shall mean the account in the Escrow Fund so designated and established pursuant to Section 3.5 hereof.

         "Escrow Fund" shall mean the fund so designated and established pursuant to Section 3.5 hereof;

         "Event of Cancellation" shall mean an event of cancellation as defined in Section 6.8 hereof;

         "Event of Default" shall mean any event of default as defined in
Section 6.1 hereof;

         "Event of Taxability" shall mean a change in law or fact, or the interpretation thereof, or the occurrence or recognition of a fact, circumstance or situation which causes or could cause the loss of the exclusion from gross income provided under Section 103(a) of the Code for interest on the Bond other than by reason of the Bond being held by a person who is a Substantial User;

         "Final Rebate Computation Date" shall mean the date the last Bond is retired;

         "Financing Statements" shall mean the Uniform Commercial Code financing statements that are made a part of the Record of Proceedings, executed by the Borrower, as debtor;

         "General Certificate of the Authority" shall mean the certificate of the Authority that is made a part of the Record of Proceedings;

         "Governmental Authority" or "Governmental Authorities" shall mean the United States, the State and any political subdivision, agency, department, commission, board, bureau or instrumentality of any of them, including any local authorities, which exercise jurisdiction over the Project.

         "Gross Proceeds" shall have the meaning as set forth in Section 148(f)(6)(B) of the Code and Treas. Reg. ss.1.148-1(b), and shall include, with respect to the Bond, any proceeds as defined in Treas. Reg. ss.1.148-1(c);

         "Guarantors" shall mean, collectively, HoloPak Technologies, Inc., Foilmark Manufacturing Corporation, 2945-5649 Quebec, Inc., Transfer Print Foils, Inc., Alubec Industries, Inc. and Foilmark Foreign Sales Corporation.

         "Guaranties" shall mean, collectively, the Guaranty Agreements, each dated the date hereof, from the Guarantors to the Authority, as the same may be amended from time to time.

         The terms "herein", "hereunder", "hereby", "hereto", "hereof" and any similar terms refer to this Bond Agreement; the term "heretofore" shall mean before the date of execution of this Bond Agreement; and the term "hereafter" shall mean after the date of execution of this Bond Agreement.

         "Indemnified Parties" shall mean the State, the Authority, the Purchaser, the Escrow Agent, any person who "controls" the State, the Authority or the Purchaser within the meaning of Section 15 of the Securities Act of 1933, as amended, or Section 20 of the Securities Exchange Act of 1934, as amended, and any member, officer, official, employee or attorney of the State, the Authority, the Escrow Agent or the Purchaser;

         "Initial Rebate Computation Date" shall have the meaning as set forth in Section 5.5 of this Bond Agreement;

         "Institutional Investor" means an "accredited investor" within the meaning of Regulation D of the United States Securities and Exchange Commission and a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended.

         "Loan" shall mean the loan from the Authority to the Borrower in the principal amount of $4,500,000 under the terms and conditions provided for herein;

         "Moody's" shall have the meaning ascribed to such term in Section 3.13 hereof;

         "Net Proceeds" shall mean the Bond Proceeds less any amounts placed in a reasonably required reserve or replacement fund within the meaning of Section 148 of the Code;

         "Note" shall mean the note executed by the Borrower in favor of the Authority evidencing the Loan;

         "Paragraph" shall mean a specified paragraph of a Section, unless otherwise indicated;

         "Permitted Investments" shall have the meaning ascribed in such term in
Section 3.13 hereof;

         "Person" or "Persons" shall mean any individual, corporation, partnership, joint venture, trust or unincorporated organization, or a governmental agency or any political subdivision thereof;

         "Premises" shall mean the premises and all improvements thereon upon which the Project is located in the Project Municipality;

         "Prevailing Wage Provision" shall mean the provisions of the Act and the resolutions, rules and regulations of the Authority, as adopted, amended and supplemented from time to time, requiring that workers engaged in Construction Contracts be paid a wage rate not less than the Prevailing Wage Rate, and that the Borrower and all Contractors file such certificates, reports and records and do other prescribed acts as are necessary to demonstrate or assure compliance;

         "Prevailing Wage Rate" shall mean the prevailing wage rate established by the Commissioner of the New Jersey Department of Labor and Industry from time to time in accordance with the provisions of N.J.S.A. 34:11-56.30 for the Project Municipality;

         "Principal User" shall mean any principal user within the meaning of section 144(a) of the Code and Proposed Treasury Regulation 1.103-10(h), and includes: (a) any Person who has an ownership interest in the Project; (b) any Person who uses more than 10 percent of the Project, measured by fair rental value or use of space (as measured as a percentage of the square footage of non-common areas); (c) under certain circumstances, any Person who manages the Project; (d) a lessor having a reversionary interest in the Project; (e) under certain circumstances,
                                      -8-
any Person who is a principal customer of the output of the Project; and (f) any other Person who both enjoys the primary use of the Project and directly or indirectly constitutes the primary source of payment of either the principal of or interest on any issue of debt obligations used to finance the Project;

         "Proceeds Account" shall mean the account in the Escrow Fund so designated and established pursuant to Section 3.5 hereof.

         "Project Equipment" shall mean all equipment, machinery or other personal property purchased by the Borrower with the proceeds of the Bond and all equipment, machinery or other personal property to which improvements, renovations, modifications and accessions are to be made with proceeds of the Bond, and all replacements thereof, accessions thereto and substitutions therefor and such other equipment as may be approved by the Purchaser in substitution thereof, including those items set forth in Exhibit F hereto;

         "Project Municipality" shall mean collectively the Township of East Brunswick, County of Middlesex, State of New Jersey;

         "Proper Charge" shall mean (i) issuance costs of the Bond, including legal fees, printing costs and similar expenses, to the extent such costs do not exceed two per centum (2%) of the proceeds of the Bond; (ii) an expenditure for the Project paid and incurred after January 13, 2000 and used for the acquisition or improvement of land or the acquisition, construction, reconstruction or improvement of property of a character subject to the allowance for depreciation; or (iii) expenditures for the Project which, after taking into account all expenditures under (i) above, will not result in more than five per centum (5%) of the Net Proceeds being expended for expenditures other than those referred to in (ii) above;

         "Rebate Amount" shall have the meaning as set forth in Section 5.5(f) of this Bond Agreement;

         "Rebate Computation Date" shall mean the date that the Rebate Amount for an issue is computed under Treas. Reg. ss.1.148-3(e);

         "Rebate Fund" shall mean the fund so designated and established pursuant to Section 3.6 hereto;

         "Record of Proceedings" shall mean the Bond Documents, certificates, affidavits, opinions and other documentation executed in connection with the sale of the Bond and the making of the Loan;

         "Related Person" shall mean a related person within the meaning of
Section 144(a)(3) or Section 147(a) of the Code, as is applicable;

         "Requisition Form" shall mean the form of requisition required by
Section 3.5 hereof as a condition precedent to the disbursement of moneys from the Escrow Fund, in the form made part of the Record of Proceedings;

         "Resolution" shall mean collectively the resolutions of the Authority adopted on March 14, 2000 and May 9, 2000 accepting the Application, making certain findings and determinations, authorizing the issuance and sale of the Bond and determining other matters in connection with the Project;

         "S&P" shall have the meaning ascribed to such term in Section 3.13 hereof;

         "Section" shall mean a specified section hereof, unless otherwise indicated;

         "Security Agreement" shall mean the Security Agreement dated June 1, 2000 made by the Borrower in favor of the Authority in connection with the Loan as the same may be amended from time to time;

         "Subcontractor" shall mean any Person engaged by a Contractor or a Subcontractor in the performance of any Construction Contract.

         "Substantial User" shall mean a substantial user of the Project within the meaning of Section 147(a) of the Code and Treasury Regulation ss.1.103-11 (or any successor Treasury Regulation Section) or any Related Person to a Substantial User;

         "Tax-Exempt Bond" shall mean any obligation of a state or political subdivision thereof under Section 103(c)(1) of the Code (including financing leases and any other arrangements, however labeled) the interest on which is excludable from gross income under Section 103(a) of the Code. Tax-Exempt Bond also includes an interest in a regulated investment company to the extent that at least 95% of the income to the holder of the interest is interest that is excludable from gross income under Section 103(a) of the Code;

         "Tax-Exempt Facility-Related Bonds" shall mean tax-exempt facility-related bonds as defined in Section 144(a)(10)(B) of the Code;

         "Tax Representation Letter" shall mean the certificate executed by the Borrower in form and substance acceptable to the Authority, wherein the Borrower certifies as to such matters as the Authority shall require;

         "Transfer Print Foils" shall mean Transfer Print Foils, Inc., a second-tier, wholly owned subsidiary of the Borrower; and

         "Yield" shall mean the discount rate that, when used in computing the present value as of the issue date of all unconditionally payable payments of principal, interest and fees for qualified guarantees on the issue and amounts reasonably expected to be paid as fees for qualified guarantees on the issue, produces an amount equal to the issue present value, using the same discount rate, of the issue price of the Bond of the issue as of the issue date and shall be determined on the basis of issue price (within the meaning of Treasury Regulation ss.1.148-1(b)).

         All capitalized terms used herein but not defined herein shall have the meaning ascribed to such terms in the other Bond Documents.

         Section 1.3    BORROWER REPRESENTATIONS. The Borrower represents that:

         (a) POWERS, ETC. It is duly organized corporation, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business and is in good standing in the State, has the power and authority to own its properties and assets and to carry on its business as now being conducted (and as now contemplated by the Borrower), and has the power to perform all the undertakings of the Bond Documents to borrow hereunder and to execute and deliver the Bond Documents.

         (b) EXECUTION OF BOND DOCUMENTS. The execution, delivery and performance by the Borrower of the Bond Documents and other instruments required by this Agreement:

                  (i) have been duly authorized by all requisite company action;

                  (ii) do not and will not conflict with or violate any provision of law, rule or regulation, or any order of any court or other agency of government;

                  (iii) do not and will not violate or result in a default under any provision of any indenture, agreement or other instrument to which the Borrower is a party or is subject;

                  (iv) do not and will not result in the creation or imposition of any lien, charge or encumbrance of any nature, other than the liens created by the Bond Documents; and

                  (v) do not and will not conflict with or violate any provision of the certificate of incorporation or By-Laws of the Borrower.

         (c) ACQUISITION COSTS. The Bond Proceeds will only be used for acquisition, construction, reconstruction, renovation or rehabilitation of the Project and for payment of costs of issuance of the Bond.

         (d) LITIGATION. There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of the Borrower, threatened against or affecting it or any of its properties or rights that, if adversely determined, would (i) affect the transactions contemplated hereby, (ii) affect the validity or enforceability of the Bond Documents, (iii) affect the ability of the Borrower to perform its obligations under the Bond Documents, (iv) materially impair the Borrower's right to carry on its business substantially as now being conducted (and as now contemplated by the Borrower), or (v) have a material adverse effect on the Borrower's financial condition.

         (e) PAYMENT OF TAXES. The Borrower has filed or caused to be filed all Federal, State and local tax returns that are required to be filed, and has paid or caused to be paid all taxes as shown on said returns or on any assessment received by it to the extent that such taxes have become due. The Borrower represents that the taxes as shown on said returns were computed in good faith and are believed by the Borrower to be accurate.

         (f) NO DEFAULTS. The Borrower is not in breach or default, in any material respect, in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which it is bound.

         (g) NO MATERIAL ADVERSE CHANGE. There has been no material adverse change in the financial condition of the Borrower since the date of the financial statements submitted with the Application.

         (h) IMPORTANT INDUCEMENT. The availability of the financial assistance by the Authority as provided herein has been an important inducement to the Borrower to undertake the Project and to locate the Project in the State.

         (i) OBLIGATIONS OF THE BORROWER. The Bond Documents have been duly executed and delivered and are legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, subject, however, to bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or limiting creditors' rights generally and the application of general principles of equity.

         (j) NO UNTRUE STATEMENTS. The Bond Documents, the Application or any other document, certificate or statement furnished to the Authority or the Purchaser by or on behalf of the Borrower do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein not misleading or incomplete. It is specifically represented that the Borrower, to the best of its knowledge after diligent inquiry, is not involved in any litigation required to be disclosed in the Application nor is it the subject of any investigation or administrative proceeding except as disclosed in the Application. It is specifically understood by the Borrower that (i) all such statements, representations and warranties shall be deemed to have been relied upon by the Authority as an inducement to issue the Bond and to make the Loan and by the Purchaser as an inducement to purchase the Bond, and (ii) if any such statements, representations and warranties were false at the time they were made, the Authority or the Purchaser may, in its or their sole discretion, consider any such misrepresentation or breach of warranty an Event of Default as defined in Section 6.1 hereof and exercise the remedies provided for in this Agreement.

         (k) NO ACTION. The Borrower has not taken and will not take any action, and knows of no action that any other Person has taken or intends to take, that would cause interest income on the Bond to be included in the gross income of the recipients thereof under the Code, other than a Person who is a Substantial User.

         (l) OPERATION OF THE PROJECT. The operation of the Project in the manner presently contemplated and as described in the Application will not conflict with any current zoning, water, air pollution or other ordinances, orders, laws or regulations applicable thereto. The Borrower will acquire and complete the Project pursuant to this Agreement.

         (m) COMMENCEMENT OF PROJECT; PROPER CHARGES. The Borrower has not incurred any expense prior to January 13, 2000 for which it shall seek reimbursement from the Proceeds

Account of the Escrow Fund, other than a Proper Charge.

         (n) LIMITATION ON EXPENDITURES; PRINCIPAL USER. The sum of the following does not exceed $10,000,000:

         (i) the face amount of any outstanding issues of obligations (other than the Bond) exempt from taxation under Section 103 of the Code, the proceeds of which were or will be used primarily with respect to facilities (A) located within the Project Municipality or located in the same county (but not in any incorporated municipality) and (B) the Principal User of which is or will be the Borrower or any other Principal User of the Project or any Related Person;

         (ii) the aggregate amount of any capital expenditures paid or incurred by the Borrower or other Principal User of the Project or any Related Person to the Borrower or other Principal User of the Project (other than those financed out of the proceeds of the Bond or a bond referred to in subparagraph (i) above) during the six (6) year period beginning three (3) years prior to the date of issuance of the Bond and ending three (3) years after such date of issuance with respect to facilities located within the Project Municipality or located in the same county (but not in any incorporated municipality);

         (iii) the aggregate amount of all capital expenditures paid or incurred for the three (3) year period prior to the date of issuance of the Bond by any Person other than the Borrower or other Principal User of the Project or a Related Person to the Borrower or other Principal User of the Project (e.g., a landlord or other lessor), with respect to and for the benefit of facilities located within the Project Municipality of "contiguous" or "integrated" facilities located in any adjacent political jurisdiction of which a Principal User of the Project or any Related Person is a Principal User; and

         (iv) the principal amount of the Bond.

         As of the date hereof, the Borrower and Transfer Print Foils are the only Principal Users of the Project.

         (o) PROJECT MUNICIPALITY. The Project is located wholly within the borders of the Project Municipality, and the Premises are not contiguous with the borders of any portion of other municipality. The operation of the Project is not integrated with any other facility in any municipality other than the Project Municipality operated by any Principal User of the Project. All of the facilities financed by the Bond Proceeds are located within one state, and neither the Borrower nor any Related Person is a user of any facility financed by the proceeds of the Bond, other than the Project.

         (p)      OUTSTANDING TAX-EXEMPT BONDS.

                           (i) Except for the $4,400,000 Massachusetts
         Industrial Finance Agency Industrial Revenue Bonds Foilmark Manufacturing Corporation, 1995 Series A dated January 13, 1998, there is outstanding no other issue of Tax-Exempt Bonds

         (including industrial development bonds), the proceeds from the sale of which have been or will be used with respect to facilities the Principal User of which is or will be the Borrower or any Principal User of the Project; and

                  (ii) The face amount of the Bond when added to the Tax-Exempt Facility-Related Bonds allocated to the Borrower or any other Test-Period Beneficiary that are outstanding at the time of the issuance of the Bond (not including any bond to be redeemed from the Net Proceeds) does not exceed $40,000,000.

         (q) TAX CONSEQUENCES. The Borrower hereby gives the Purchaser notice of the following tax consequences arising under the Code, including, but not limited to:

                  (i) interest on the Bond is subject to an alternative minimum tax;

                  (ii) a tax may be imposed on the "excess net passive income" of S corporations, which may include interest on tax-exempt obligations;

                  (iii) a branch profits tax may be levied on the "effectively connected earnings and profits" of certain foreign corporations, which may include tax-exempt interest;

                  (iv) ownership of tax exempt obligations may result in collateral federal income tax consequences to certain taxpayers, including, without limitation, financial institutions, property and casualty insurance companies, individual recipients of Social Security or railroad retirement benefits and taxpayers who may be deemed to have incurred or continued indebtedness to purchase or carry such bonds; and

                  (v) interest on the Bond is includable in the gross income of a Person who is a Substantial User.

         (r) SUBSTANTIAL USERS. No Person (or any Related Person within the meaning of Section 147(a) of the Code) who was a Substantial User of the Project, within the meaning of Section 147(a) of the Code, at any time during the five (5) year period immediately preceding the date hereof, and who will receive, directly or indirectly, Bond Proceeds of the Bond in an amount equal to five per centum (5%) or more of the face amount of the Bond in payment for its interest in the Project, will be a Substantial User of the Project or a Related Person at any time during the five (5) year period beginning on the date of issuance of the Bond.

         (s) PLACEMENT IN SERVICE. The Project was not acquired or placed in service by the Borrower (determined in accordance with the provisions of Section 103 of the Code and the applicable regulations thereunder) more than one (1) year prior to the date of issuance of the Bond.

         (t) NO COMMON PLAN OF FINANCING. Subsequent to fifteen (15) days prior to the date the Bond is sold, the Borrower or any Related Person (or group of related persons including the Borrower) has not guaranteed, arranged, participated in, assisted with, borrowed the proceeds of or leased facilities financed by obligations issued pursuant to Section 103 of the Code by any state or local governmental unit or any constituted authority empowered to issue obligations by or on behalf of any state or local governmental unit, other than the Authority. During the period commencing on the date of the sale of the Bond and ending fifteen (15) days thereafter, there will be no obligations issued pursuant to Section 103 of the Code that are guaranteed by the Borrower or any Related Person (or group of Related Persons including the Borrower) or that are issued with the assistance or participation of, or by arrangement with, the Borrower or any Related Person (or group of Related Persons including the Borrower) without the written opinion of Bond Counsel to the effect that the issuance of such obligation will not adversely affect their opinion as to the exclusion of interest on the Bond from the gross income of the Purchaser under
Section 103 of the Code, other than a Person who is a Substantial User. Other than the Borrower or any Related Person (or group of Related Persons including the Borrower), no person has (i) guaranteed, arranged, participated in, assisted with the issuance of or paid any portion of the cost of the issuance of the Bond, or (ii) provided any property or any franchise, trademark or trade name (within the meaning of Section 1253 of the Code) that is to be used in connection with the Project.

         (u)      USE OF PROCEEDS.

                  (i) Less than twenty-five per centum (25%) of the Net Proceeds will be used directly or indirectly to acquire land or an interest therein.

                  (ii) No more than twenty-five per centum (25%) of the Net Proceeds will be used to provide facilities the primary purpose of which is (i) retail food and beverage services, (ii) automobile sales or service, and (iii) the provision of recreation or entertainment.

                  (iii) No portion of the Bond Proceeds will be used to provide any private or commercial golf course, country club, massage parlor, tennis club, skating facility (including roller skating, skateboarding and ice skating), racquet sports facility (including any handball or racquetball court), hot tub facility, suntan facility, racetrack, airplane, skybox (or other private luxury box), health club facility, gambling facility or liquor store.

         (v) ECONOMIC LIFE. The information contained in the Tax Representation Letter setting forth the respective cost, economic life, ADR midpoint life, if any, under Rev. Proc. 87-56, as supplemented and amended from time to time, and guideline life, if any, under Rev. Proc. 62-21, 1962-2 C.B. 118, as supplemented and amended from time to time, of each asset constituting the Project to be financed with the proceeds of the Bond is true, accurate and complete.

         (w) AGGREGATION OF ISSUES FOR SINGLE PROJECT. The Project does not share "substantial common facilities", within the meaning of Section 144(a)(9) of the Code, with any other facility financed by an outstanding Tax-Exempt Bond.

         (x)      ENVIRONMENTAL REPRESENTATION.

                  (i) For purposes of this Section 1.3(x), "Applicable Environmental Laws" shall mean (A) the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. 9601 ET SEQ. ("CERCLA");
         (B) the Resource Conservation and Recovery Act of 1976, as amended, 42 U.S.C. 6901 ET SEQ. ("RCRA"); (C) the New Jersey Spill Compensation and Control Act, as amended, N.J.S.A. 58:10-23.11B ET SEQ. ("Spill Act");
         (D) the New Jersey Leaking Underground Storage Tank Act, as amended, N.J.S.A. 58:10A-21 ET SEQ. ("LUST"); (E) the Industrial Site Recovery Act adopted June 16, 1993 by the State ("ISRA"); and (F) any and all laws, regulations and executive orders, either Federal, State and local, pertaining to environmental matters, as the same may be amended or supplemented from time to time. Any terms mentioned in the following subsections that are defined in any Applicable Environmental Law shall have the meanings ascribed to such terms in said laws; provided, however, that if any of such laws are amended so as to broaden any term defined therein, such broader meaning shall apply subsequent to the effective date of such amendment.

                  (ii) Except for the ongoing investigation under the New Jersey Department of Environmental Protection Bureau of Underground Storage Tanks Case #91-06-04-1413, UST #0033590, the Borrower represents and warrants that neither, to its knowledge, the Borrower nor the Project are in violation of or subject to any existing, pending or threatened investigation or inquiry by any governmental authority pertaining to any Applicable Environmental Law. The Borrower shall not knowingly cause or permit the Project to be in violation of, or do anything that would subject the Project to any remedial obligations under, any Applicable Environmental Law, and shall promptly notify the Authority and the Purchaser in writing of any existing, pending or threatened investigation or inquiry by any governmental authority in connection with any Applicable Environmental Law.

                  (iii) The Borrower represents and warrants that no friable asbestos, or any substance containing asbestos deemed hazardous by Federal or State regulations, is presently installed in the Project. The Borrower covenants that it will not install in the Project friable asbestos or any substance containing asbestos deemed hazardous by Federal or State regulations. In the event any such materials are found to be present at the Project, the Borrower agrees to remove the same promptly upon discovery at its sole cost and expense.

                  (iv) Except as permitted by law, the use that the Borrower intends to make of the Project will not result in the disposal or other release or discharge of any Hazardous Substance or Hazardous Waste on or to the Project.

                  (v) The Borrower further represents, warrants, covenants and agrees as follows:

                  (A) Except as permitted by applicable Federal, State and local laws, regulations and executive orders, none of the real property owned and/or occupied by the Borrower, including, without limitation, the Project, will be used in the future to (1) refine, produce, store, handle, transfer, process or transport Hazardous Substances or Hazardous

Wastes; or (2) generate, manufacture, refine, transport, heat, store, handle or dispose of Hazardous Substances or Hazardous Wastes.

                  (B) Except for the ongoing investigation under the New Jersey Department of Environmental Protection Bureau of Underground Storage Tanks Case #91-06-04-1413, UST #0033590, the Borrower has not received any communication, written or oral, from the New Jersey Department of Environmental Protection concerning any intentional or unintentional action or omission on the Borrower's part resulting in the releasing, spilling, leaking, pumping, pouring, emitting, emptying or dumping of Hazardous Substances or Hazardous Wastes into the waters or onto the lands of the State, or into the waters outside the jurisdiction of the State, resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air and other resources owned, managed, held in trust or otherwise controlled by the State.

                  (C) The Borrower is an owner and operator of a Major Facility and has furnished the New Jersey Department of Environmental Protection with all the information required by N.J.S.A. 58:10-23.11d and has filed with the Director of the Division of Taxation a tax report or return, and has paid all taxes due therewith, in accordance with N.J.S.A. 58:10-23.11h.

                  (D) The Borrower's facilities and the Project is an activity which is classified as an Industrial Establishment under ISRA. In the event that the provisions of ISRA become applicable to the Project subsequent to the date hereof, the Borrower shall give prompt written notice thereof to the Purchaser and shall take immediate requisite action to insure full compliance therewith. The Borrower shall deliver to the Authority and the Purchaser copies of all correspondence, notices and submissions that it sends to or receives from the New Jersey Department of Environmental Protection in connection with such ISRA compliance. The Borrower's obligation to comply with ISRA shall, notwithstanding its general applicability, also specifically apply to a sale, transfer, closure or termination of operations associated with any foreclosure action.

                  (E) No lien has been attached to any revenue or any real or personal property owned by the Borrower and located in the State, including, without limitation, the Project, as a result of (1) the Administrator of the New Jersey Spill Compensation Fund expending moneys from said fund to pay for Damages (as such term is defined in N.J.S.A. 58:10-23.11(g)) and/or Cleanup and Removal Costs (as such term is defined in N.J.S.A. 58:10-23.11(b)(d)); or (2) the Administrator of the United States Environmental Protection Agency expending moneys from the Hazardous Substance Superfund (as such term is referred to in 26 U.S.C. ss.9507) for Damages (as such term is defined in 42 U.S.C. ss.9601(6)) and/or Response Action Costs (as such term is defined in 42 U.S.C. ss.9607(a)). In the event that any such lien has been filed, the Borrower shall then, within sixty (60) days from the date that the Borrower is given notice of such lien of (or within such shorter period of time in the event that the State or the United States has commenced steps to have the Project sold), either: (i) pay the claim and remove the lien from the Premises; or (ii) furnish (a) a bond satisfactory to the Authority and the Purchaser in the amount of the claim out of which the lien arises, (b) a cash deposit in the amount of the claim out of which the lien arises, or (c) other security satisfactory to the Authority and the Purchaser in an amount sufficient to discharge the claim out of which the lien arises.

                  (F) In the event that the Borrower shall cause or permit to exist a releasing, spilling, leaking, pumping, pouring, omitting, emptying or dumping of Hazardous Substances or Hazardous Wastes into the waters or onto the lands of the State, or into the waters outside the jurisdiction of the State, resulting in damage to the lands, waters, fish, shellfish, wildlife, biota, air or other resources owned, managed, held in trust or otherwise controlled by the State, without having obtained a permit issued by the appropriate authorities, the Borrower shall promptly clean up such release, spill, leak, pumping, pouring, emission, emptying or dumping in accordance with the provisions of the Spill Act.

         (y) ACTIONS AFFECTING TREATMENT OF INTEREST. The Borrower has not taken and will not take any action, and knows of no action that any other person has taken or intends to take, that would cause interest income on the Bond to be includable in the gross income of the recipients thereof under Section 103 of the Code, other than a Person who is a Substantial User.

         (z) NO FEDERAL GUARANTY. The Bond will not be Federally guaranteed within the meaning of Section 149(b) of the Code. For purposes of this representation, no Principal User of the Project has entered into any leases of the Project to, or any sales or service contracts with, any Federal government agency with the result that the Bond is so Federally guaranteed within the meaning of Section 149(b) of the Code.

         (aa) ISSUANCE COSTS. No more than two percent (2%) of the proceeds of the Bond will be used to pay the issuance costs of the Bond (as such terms are used in Section 147(g) of the Code).

         (bb) MANUFACTURING. The Borrower represents that: (i) it will use or cause the Project to be used as a "manufacturing facility" within the meaning of
Section 144(a)(12)(C) of the Code; (ii) no more than 25 percent of the net proceeds of the Bond will be used to finance property the use of which is merely directly related to or ancillary to the core manufacturing facility (e.g., product delivery vehicles or inventory storage); and (iii) all such facilities will be located on the same site as the manufacturing facility.

         (cc) UTILITIES. All utility services necessary for the operation of the Project for its intended purposes are available at the boundaries of the Premises, including water supply, storm and sanitary sewer, gas, electric power and telephone facilities.

         (dd) REQUISITIONS. Each Requisition Form for an advance heretofore presented to the Escrow Agent and the receipt of the funds requested thereby are for appropriate direct and indirect costs of the Project.

         (ee) NO LIENS. The Borrower has entered into no contract or arrangement of any other kind the performance of which by the other party thereto would give rise to a lien on the Premises or Project prior to the security granted pursuant to the Bond Documents which has not been subordinated to the lien created by the Security Agreement.

         (ff) ACCESS. Either roads necessary for the full utilization of the Project for its intended purposes have been completed or the necessary rights of way therefor have been acquired by the appropriate Governmental Authority or dedicated to public use and accepted by such Governmental Authority, and all necessary steps have been taken by the Borrower and such Governmental Authority to assure the complete construction and installation thereof no later than the Completion Date or any earlier date required by any law, order or regulation.

         (gg) TRUE AND CORRECT. The Borrower covenants that the representations and warranties hereby made by it in this Section 1.3 and within its control will be true and correct continuously throughout the term of this Agreement.

         Section 1.4 AUTHORITY REPRESENTATIONS AND FINDINGS. The Authority hereby confirms its findings and represents that:

         (a) It is a public body corporate and politic constituting an instrumentality of the State, duly organized and existing under the laws of the State, particularly the Act. The Authority is authorized to issue the Bond in accordance with the Act and to use the proceeds from the sale of the Bond to make the Loan to the Borrower.

         (b) It has complied with the provisions of the Act and has full power and authority pursuant to the Act to consummate all of the transactions contemplated to be consummated by the Authority by this Bond Agreement, the Bond, the Resolution and any and all other agreements relating thereto and to issue, sell and deliver the Bond as provided herein.

         (c) By the Resolution duly adopted by the Authority and still in full force and effect, it has duly authorized the execution, delivery and due performance of this Bond Agreement, the Assignment and the Bond and the taking of any and all actions as may be required on the date hereof on the part of the Authority to carry out, give effect to and consummate the transactions contemplated by this Bond Agreement. All approvals of the Authority necessary in connection with the foregoing have been received.

         (d) The Authority has the requisite authority to execute the Bond and when delivered to and paid for by the Purchaser, the Bond will have been duly authorized, executed and issued and will constitute a valid and binding limited obligation of the Authority enforceable in accordance with its terms (subject to any applicable bankruptcy, insolvency, moratorium or other similar laws or equitable principles affecting creditors' rights or remedies generally). The State is not obligated to pay, and neither the faith and credit nor taxing power of the State is pledged to the payment of the principal or redemption price, if any, of or interest on the Bond. The Bond is a special, limited obligation of the Authority, payable solely out of the revenues or other receipts, funds or moneys of the Authority pledged hereunder and from any amounts otherwise available hereunder for the payment of the Bond. The Bond does not now and shall never constitute a charge against the general credit of the Authority. The Authority has no taxing power.

         (e) The execution and delivery of this Bond Agreement, the Assignment and the Bond, and compliance with the provisions hereof and thereof, do not conflict with or constitute on the part of the Authority a violation of the Constitution of the State or a violation or breach of or default under its by-laws or any statute, indenture, mortgage, deed of trust, note or other agreement or instrument to which it is a party or by which it is bound or, to the knowledge of the Authority, any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or any of its activities or properties. All consents, approvals, authorizations and orders of governmental or regulatory authorities that are required to be obtained by the Authority for the consummation of the transactions contemplated hereby and thereby have been obtained.

         (f) It shall apply the proceeds from the sale of the Bond and the revenues derived under this Bond Agreement for the purposes specified and in the manner provided in this Bond Agreement.

         (g) To the best of its knowledge, there is no action, suit or proceeding at law or in equity pending or threatened against the Authority to restrain or enjoin the issuance or sale of the Bond or in any way contesting the validity or affecting the power of the Authority with respect to the issuance and sale of the Bond or the documents or instruments executed by the Authority in connection therewith or the existence or powers of the Authority or the right of the Authority to finance the Project, nor to the best knowledge of the Authority, any basis therefor.

         (h) Any certificate signed by an Authorized Authority Representative and delivered to the Borrower or the Purchaser shall be deemed a representation and warranty by the Authority to the Borrower or the Purchaser, as the case may be, as to the statements made therein.

         (i) The Authority covenants to comply with the provisions of the Code applicable to the Bond and covenants not to take any action, or fail to take any action, that would cause the interest on the Bond to become includable in gross income for federal income tax purposes under Section 103 of the Code, other than a Person who is a Substantial User. Without limiting the generality of the foregoing, the Authority will not take any action, or permit any action to be taken which would cause the Bond to be an "arbitrage bond" under the section 148 of the Code. All of the representations and certifications of the Authority contained in the arbitrage certificate with respect to the Bond are incorporated herein by reference with the same force and effect as if set out in full herein.

         It is specifically understood and agreed that the Authority makes no representation as to the financial position or business condition of the Borrower, and it does not represent or warrant as to any of the statements, materials (financial or otherwise), representations or certifications furnished or to be made and furnished by the Borrower in connection with the sale of the Bond, or as to the correctness, completeness or accuracy of any such statements.

         Section 1.5 PURCHASER REPRESENTATIONS. The Purchaser hereby represents as follows:

         (a) It has made an independent investigation and evaluation of the financial position and business condition of the Borrower and the value of the Project, or has caused such investigation and evaluation of the Borrower and the Project to be made by Persons it deems competent to do so. All information relating to the business and affairs of the Borrower that the Purchaser has requested in connection with the transactions referred to herein has been provided to the Purchaser. The Purchaser hereby expressly waives the right to receive such information from the Authority, and it relieves the Authority and its agents, representatives and attorneys of any liability for failure to provide such information or for the inclusion of any untrue fact in such information or in any of the documents, representations or certifications to be provided by the Borrower under this Agreement or for the failure therein to include any fact.

         (b) It is purchasing the Bond for its own account with the purpose of investment and not with the present intention of distribution or resale thereof. The Bond will not be sold unless (i) registered in accordance with the rules and regulations of the Securities and Exchange Commission, (ii) the Authority is furnished with an opinion of counsel or a "No Action" letter from the Securities and Exchange Commission stating that such registration is not required or (iii) the transferee is an Institutional Investor and delivers an "Investor Letter" in the form attached hereto as Exhibit E.

         Section 1.6 AFFIRMATIVE COVENANTS OF THE BORROWER. The Borrower hereby affirmatively covenants to:

         (a) Promptly give written notice to the Purchaser of: (i) the details of any Reportable Events (as defined in ERISA); (ii) the occurrence of any event that would constitute an Event of Default; and (iii) the commencement of any proceeding or litigation that, if adversely determined, would materially adversely affect its financial condition or ability to conduct business.

         (b) Keep and maintain all of its properties and assets in good repair, maintain insurance of the types and in the amounts deemed, in its reasonable judgment, sufficient by the Purchaser and as is customary for businesses similar to the Borrower's business, deliver to the Purchaser certificates of all such insurance in effect, and cause all policies covering any collateral and business interruption to contain loss payee endorsements in favor of the Authority and the Purchaser and to be subject to cancellation or reduction in coverage only upon thirty (30) days' prior written notice thereof to the Purchaser.

         (c) Pay and discharge when due all taxes, assessments or other governmental charges imposed on it or its properties, unless the same are currently being contested in good faith by appropriate proceedings and adequate reserves are maintained therefor.

         (d) Operate its properties, rented or owned, in compliance with all applicable orders, rules and regulations, and duly file such reports as may be required or appropriate.

         (e) Permit the Authority's and the Purchaser's representatives access to its properties and, upon ten (10) days' prior notice, financial records, to make extracts from and/or audit such records, and to examine and discuss its properties, business, finances and affairs with the officers of the Borrower and its outside accountants.

         (f) In the event that there shall be filed a lien against any of its properties by any governmental entity in connection with the discharge of hazardous substances or waste, then either (i) pay the claim and remove the lien from the applicable property or (ii) furnish to such governmental entity that imposed the lien a bond, cash deposit or security reasonably satisfactory to such governmental entity in an amount sufficient to discharge the lien.

         (g) Promptly clean up any hazardous substances or waste discharged without a proper permit therefor and resulting in damage to natural resources.

         (h) All leases of the Project, if any, will be subordinate to the lien of the Bond Documents and in form satisfactory to the Purchaser.

         (i) Promptly comply with all laws, ordinances, orders, rules, statutes and regulations of Governmental Authorities and furnish the Purchaser, promptly, with reports of any official searches made by any Governmental Authority and any claims of violations thereof.

         (j) Permit the Purchaser and the Authority and their representatives to enter upon the Premises and inspect the Project.

         (k) Cause the satisfaction of all conditions of this Agreement to be performed by or imposed upon the Borrower.

         (l) Comply with all restrictions, covenants and easements affecting the Premises or the Project.

         (m) It has taken all steps necessary to assure that all software or computer programs used by it, which are material to the operation of its business, are designed to be used during and after the calendar year 2000 A.D. and, to the best of the Borrower's knowledge, such software or computer programs will operate during each time period without error material to the operation of its business regarding date, data, specifically including any error relating to, or the product of, date data which represents or references different centuries or more than one century.

         Section 1.7 NEGATIVE COVENANTS OF THE BORROWER. The Borrower hereby affirmatively covenants not to do any of the following unless it receives the consent of the Authority and the Purchaser:

         (a) Make or suffer a material change of ownership that constitutes a Change of Control.

         (b)      Change its fiscal year.

         (c) Create, assume or permit to exist any mortgage, security deed, deed of trust, pledge, lien, charge or other encumbrance on any of its assets, whether now owned or hereafter acquired, which has not been subordinated to the lien created by the Security Agreement, other than (i) liens for taxes contested in good faith; (ii) liens accruing by law for employee benefits; (iii) liens for taxes payable but not yet due; or (iv) those liens in favor of or permitted by the Purchaser.

         (d)      [Reserved]

         (e) Transfer any assets, except in the ordinary course of the Borrower's business for value received; liquidate or discontinue its normal operations with the intent to liquidate; enter into any merger or consolidation or acquire all or substantially all of the assets, stock or other equity interests of another entity; provided however that the Borrower may merge with another entity if the Borrower is the surviving entity, and further provided:
(i) the tangible net worth of the surviving, resulting or transferee company following the merger, consolidation or transfer is equal to or greater than the tangible net worth of the Borrower immediately preceding the merger, consolidation or transfer; (ii) any litigation or investigations in which the surviving, resulting or transferee company or its principals, officers and directors are involved, and any court, administrative or other orders to which the surviving, resulting or transferee company or its principals, officers and directors are subject, relate to matters arising in the ordinary course of business; (iii) the merger, consolidation or transfer shall not impair the excludability of interest paid on the Bond from the gross income of the Purchaser thereof for purposes of federal income taxation or cause a reissuance pursuant to an opinion of a nationally recognized Bond Counsel; and (vi) after the merger, consolidation or transfer, the Project shall be operated as an authorized project under the Act.

         Section 1.8 REPORTING REQUIREMENTS OF THE BORROWER. The Borrower hereby agrees to supply to the Authority, upon its request therefor, and to the Purchaser:

         (a) Annual audited consolidated financial statements prepared by an independent certified public accountant acceptable to the Purchaser, and management letters of the Borrower within one hundred twenty (120) days after the end of each fiscal year.

         (b) Quarterly financial statements of the Borrower within sixty (60) days after the end of each fiscal quarter on an unaudited management prepared basis, in reasonable detail and prepared in conformity with generally accepted accounting principles, applied on a basis consistent with that of the preceding year or its Form 10-Q as filed with the Securities Exchange Commission for such fiscal quarter.

         (c) Quarterly certificates of an Authorized Borrower Representative evidencing covenant compliance with the covenants set forth herein, including the financial covenants in Section 5.26 herein within sixty (60) days after the end of each fiscal quarter.

         (d) Quarterly accounts receivable aging summary report and inventory summary prepared by an Authorized Borrower Representative within sixty (60) days after the end of each fiscal quarter.

         (e) Any other information reasonably requested by the Purchaser or the Authority.

                                   ARTICLE II

                                   THE PROJECT

         Section 2.1 DESCRIPTION OF PROJECT. As the acquisition, construction, reconstruction, renovation, rehabilitation and installation of the Project proceeds, and as improvements, additions, changes and replacements are proposed by the Borrower, the Borrower will supplement the description of the Project contained in the recitals hereof by filing with the Authority and the Purchaser information showing:

                  (a) a description of the nature, function and size of machinery and equipment to be included as part of the Project;

                  (b) the Contractors performing work in connection with acquisition construction, reconstruction, renovation, rehabilitation and installation of the Project; and

                  (c)      the estimated cost of the Project.

The Borrower will provide such supplemental information to reflect material additions to, deletions from and changes in the Project, and it will notify the Authority and the Purchaser of such modifications so that the Authority and the Purchaser will be able to ascertain the nature, location and estimated cost of the facilities covered by this Agreement.

         Section 2.2 NOTICES AND PERMITS. The Borrower shall give or cause to be given all notices and shall comply or cause compliance with all laws, ordinances, municipal rules and regulations and requirements of public authorities applying to or affecting the conduct of the work on the Project, and the Borrower will defend and save the Authority, its members, officers, agents and employees and the Purchaser, its officers, agents and employees harmless from all fines due to failure to comply therewith. The Borrower shall procure or cause to be procured all permits and licenses necessary for the construction, reconstruction, rehabilitation, renovation, acquisition and installation of the Project.

         Section 2.3 ADDITIONS AND CHANGES TO PROJECT. The Borrower may, at its option with the consent of the Purchaser and at its own cost and expense, at any time and from time to time, make such improvements, additions and changes to the Project as it may deem to be desirable for its uses and purposes; provided that it does not adversely affect the tax exempt status of the Bond or prevent the Project from being an authorized project under the Act.

                                   ARTICLE III

                                  THE FINANCING

         Section 3.1 THE FINANCING. The Purchaser has agreed with the Authority to purchase the Bond, and the Authority has agreed to make the Loan to the Borrower. To accomplish this financing, the following acts will occur simultaneously and concurrently with the execution and delivery of this
Agreement:

         (1) The Authority will sell, issue and deliver the Bond to the Purchaser.

         (2) The Purchaser will deliver the proceeds from the sale of the Bond to the Escrow Agent in accordance with instructions from the Authority to the Purchaser to such effect.

         (3) The Borrower will execute and deliver to the Authority the Note and the other Bond Documents.

         (4) The Authority will assign, subject to certain reservations, the Bond Documents to the Purchaser in accordance with the Assignment.

         Section 3.2 EFFECTIVENESS OF BOND AND NOTE. Subject to Section 6.8 hereof, the Bond will be outstanding and will control the interest rate and monthly payments due the Purchaser. If there is an Event of Default, the provisions of Article VI hereof will govern. If the obligations of the Authority pursuant to the Bond have been released and canceled pursuant to Section 6.8 hereof, the Note will remain fully effective and will control the interest rate and monthly payments due the Purchaser.

         Section 3.3 THE BOND. The Bond will be a special, limited obligation of the Authority, the principal of, premium, if any, and interest on which are payable solely from the moneys to be derived pursuant to the Bond Documents or derived from the liquidation of any property pledged to the Authority and assigned to the Purchaser as security for the Loan.

         The Act provides that neither the members of the Authority nor any Person executing bonds for the Authority shall be liable personally on said bonds by reason of the issuance thereof.

         The State is not obligated to pay, and neither the faith and credit nor taxing power of the State is pledged to the payment of, the principal or redemption price, if any, of or interest on the Bond. The Bond does not now and shall never constitute a charge against the general credit of the Authority. The Authority has no taxing power.

         Subject to the terms and conditions and upon the basis of the representations herein, the Authority hereby agrees to sell the Bond to the Purchaser, and the Purchaser hereby agrees to purchase the Bond from the Authority, at the purchase price of $4,500,000 plus accrued interest, if any, from the date of the Bond to the date of delivery thereof and payment therefor.

         The Bond will be delivered in registered form. Payment for the Bond by the Purchaser and delivery thereof by the Authority shall be made at the offices of the Authority in Trenton, New Jersey, or at such other place in the State as the Authority and the Purchaser mutually agree.

         The offering of the Bond has not been registered under the Securities Act of 1933, as amended, and this Bond Agreement has not been qualified under the Trust Indenture Act of 1939, as amended. The Bond may not be offered or sold by the Purchaser in contravention of said acts.

         Section 3.4 DEPOSIT OF NET PROCEEDS. The Net Proceeds of the Bond will be deposited in the Proceeds Account of Escrow Fund established in Section 3.5 hereof for payment of Costs of the Project, upon requisition by the Borrower as provided in Section 3.5 hereof. The Borrower agrees that the sums so requisitioned from the Escrow Fund will be used for the Costs of the Project.

         Section 3.5 ESCROW FUND. (a) The Authority irrevocably authorizes and directs the Escrow Agent to make payments from the Escrow Fund to pay Costs of the Project or to reimburse the Borrower for any Cost of the Project paid by it. Pursuant to this Agreement, the Escrow Agent shall make such payments directly to or at the direction of the Borrower without any act by the Authority, upon compliance by the Borrower with the requirements of this Agreement.

         (b) All disbursements from the Escrow Fund are to be approved by the Purchaser and may also be verified by the Purchaser from time to time.

         (c) Except for the first requisition, all requisitions shall be received by the Escrow Agent no less than five (5) business days prior to the date of the requested advance.

         (d) If at any time (which may include the execution of this Agreement and the inception of the Loan), and from time to time, the Purchaser shall determine that the Loan, the undisbursed balance thereof or any allocated Loan budget amount is insufficient to cover the remaining costs of completion of the Project or the remaining costs associated with such Loan budget amount, then to further secure the future payment of the Borrower's share of such costs the Purchaser may require the Borrower to furnish a "Completion Deposit", which shall consist of a deposit with the Escrow Agent of cash, letters of credit or marketable securities by the Borrower in an amount satisfactory to the Purchaser, and which the Purchaser may from time to time apply, or allow the Borrower to apply, to the satisfaction and payment of the Borrower's share with respect to completion of the Project. Portions of any Completion Deposit shall be released to the Borrower when and to the extent that the Purchaser determines that the value or amount thereof is more than the excess, if any, of the total remaining costs of completion or remaining costs of such line item of the budget (as the case may be) over the undisbursed balance of the Loan or such line item of the budget (as the case may be).

         (e) The Borrower agrees as a condition precedent to the disbursement of any portion of the Escrow Fund to comply with the terms of this Agreement and to furnish the Escrow Agent and the Purchaser with a Requisition Form signed by an Authorized Borrower Representative and approved by the Purchaser stating with respect to each payment made: (i) the account in the Escrow Fund from which such payment is to be made; (ii) the requisition number; (iii) the name and address of the Person to whom payment is to be made by the Escrow Agent, the name, address and a copy of the invoice of the Person to whom such advance was made or is to be made together, if payment was made, with proof of payment by the Borrower; (iv) the amount to be paid; (v) that each obligation for which payment is sought is a Proper Charge against the applicable account of the Escrow Fund, is unpaid or unreimbursed, and has not been the basis of any previously paid requisition; (vi) if such payment is a reimbursement to the Borrower for costs or expenses incurred by reason of work performed, inspected or supervised by officers or employees of the Borrower or any of its affiliates, that the amount to be paid does not exceed the actual cost thereof to the Borrower or any of its affiliates; (vii) that no uncured Event of Default has occurred under this Bond Agreement; and (viii) the Borrower has received no written notice of any lien, right to lien or attachment upon, or other claim affecting the right to receive payment of, any of the moneys payable under such Requisition Form to any of the Persons named therein, or if any of the foregoing has been received, it has been released or discharged or will be released or discharged upon payment of the Requisition Form;.

         (f) The Purchaser or its counsel, as appropriate, shall have received from the Borrower and approved (unless otherwise indicated) all of the items listed below. The Escrow Agent shall not make the first disbursement from the Escrow Fund until the following has been complied with:

                  (i) Either (A) a certificate of an Authorized Borrower Representative stating that, for purposes of the Prevailing Wage Provision and the Affirmative Action Program, none of the moneys disbursed at any time from the Escrow Fund will be used to pay or reimburse a payment for work done in performance of any Construction Contract unless prior thereto there shall be submitted to the Escrow Agent an executed Contractor's Certificate and Agreement or (B) a Contractor's Certificate and Agreement executed by the Contractor. Nevertheless, prior to the initial disbursement from the Escrow Fund for payment of any Construction Contract, if not theretofore furnished, a Contractor's Certificate and Agreement shall be submitted.

                  (ii) Evidence of insurance relating to the Project as required by Section 5.2 of this Agreement.

                  (iii) The representations and warranties made in Section 1.3 hereof shall be true and correct on and as of the date of the initial disbursement from the Escrow Fund with the same effect as if made on such date.

                  (iv) The Project shall not have been materially injured or damaged by fire or other casualty unless the Purchaser shall have received insurance proceeds sufficient in the judgment of the Purchaser to effect the satisfactory restoration of the Project and to permit the completion thereof prior to the Completion Date.

                  (v) As of the date of the initial advance there shall be no Default on the part of the Borrower under this Agreement, and no default under the Note or the other Bond Documents, and no event shall have occurred and be continuing which after notice or passage of time or both would give rise to a Default or default hereunder or thereunder.

                  (vi) With respect to any requisition for moneys from the Escrow Fund to be applied toward the purchase or reimbursement for the purchase of Project Equipment or other tangible personal property, a description of each item sufficient for the purpose of adequately identifying the same in Financing Statements, and if the moneys are to be applied to purchase Project Equipment which will be affixed to, or used to modify, renovate or refurbish existing equipment of the Borrower ("Existing Equipment") a description of each item of Existing Equipment sufficient for the purpose of adequately identifying the same in Financing Statements and Financing Statements covering the same in accordance with Section 5.24 hereof.

                  (vii) Subordination agreements between the Purchaser and any other parties having or claiming a security interest in the Project Equipment or the Existing Equipment, subordinating such other parties' interests in the Project Equipment and Existing Equipment, together with Financing Statements covering the same, all in form satisfactory to the Purchaser.

                  (viii) Copies of any leases pursuant to which the Borrower has leased any interest to the Project Equipment or Existing Equipment, evidence that such leases are subordinate to the security interest created hereby and in the Security Agreement, and assignments to the Purchaser of the Borrower's interest therein, all in form satisfactory to the Purchaser.

                  (ix) Such other documentation, including descriptions of the Project Equipment and Existing Equipment, subordination agreements, assignments and Financing Statements as the Purchaser may request from time to time to assure it has a first priority security interest in the Project Equipment and the Existing Equipment.

         (g) The disbursement of any other advances from the Escrow Fund after the initial advance shall be subject to the satisfaction of the following conditions:

                  (i) all other conditions of this Section 3.5 shall remain satisfied, performed and unimpaired as of the date of such subsequent advances.

                  (ii) the representations and warranties made in Section 1.3 hereof shall be true and correct on and as of the date of the advance with the same effect as if made on such date.

                  (iii) as of the date of such advance there shall be no Default on the part of the Borrower under this Agreement, and no default under the Note or the other Bond Documents, and no event shall have occurred and be continuing which after notice or passage of time or both would give rise to a Default or default hereunder or thereunder.

                  (iv) the conditions of Section 3.5(f)(iv), (vi), (vii), (viii) and (ix) shall be satisfied

         (h) Upon the written request of the Authority, the Escrow Agent shall furnish the Authority with a record of the requisitions and disbursements from the Escrow Fund.

         Section 3.6 REBATE FUND. There is hereby created and established with the Escrow Agent an escrow fund in the name of the Authority to be designated the Rebate Fund. There shall be paid into the Rebate Fund all amounts to be deposited therein pursuant to Section 5.5 hereof upon written instructions to the Escrow Agent, and said amounts shall be applied as provided in said Section
5.5. Any surplus remaining in the Rebate Fund after all payments required therefrom pursuant to Section 5.5 hereof shall be transferred to the Proceeds Account of the Escrow Fund, but the excess, if any, over such amount as will be sufficient to discharge and satisfy this Bond Agreement and the fees, charges and expenses of the Escrow Agent shall be paid over to the Borrower free and clear of any pledge or lien hereunder.

         Section 3.7 ESTABLISHMENT OF COMPLETION DATE. Within ten (10) business days after the completion of the Project, the Borrower shall deliver to the Authority, the Purchaser and the Escrow Agent the Borrower's Completion Certificate, which shall evidence completion of the Project and shall be signed by an Authorized Borrower Representative, stating the date of the completion of the Project and that, as of such date, except for amounts retained by the Escrow Agent at the Borrower's direction for any cost of the Project not then due and payable or, if due and payable, not then paid: (i) the Project has been completed; (ii) the cost of all labor, services, materials and supplies used in the Project have been paid, or will be paid from amounts retained by the Escrow Agent at the Borrower's direction for any cost of the Project not then due and payable or, if due and payable, not then paid; (iii) the Project Equipment, if any, has been installed to the Borrower's satisfaction, such Project Equipment so installed is suitable and sufficient for the efficient operation of the Project for the intended purposes, and all costs and expenses incurred in the acquisition, construction, reconstruction, renovation, rehabilitation and installation of such Project Equipment have been paid, or will be paid from amounts retained by the Escrow Agent at the Borrower's direction for any cost of the Project not then due and payable or, if due and payable, not then paid; (iv) the Project is being operated as an authorized "project" under the Act and substantially as proposed in the Application; (v) the Borrower has reviewed the Contractor's Completion Certificate, if any, and the Borrower has no knowledge or information that the representations contained therein are false or misleading; and (vi) the Borrower has required in all Construction Contracts, if any, that wages paid to workers employed in the performance of Construction Contracts be paid at a rate not less than the Prevailing Wage Rate. Notwithstanding the foregoing, the Borrower's Completion Certificate may state that it is given without prejudice to any rights against third parties that exist at the date of the Borrower's Completion Certificate or that may subsequently come into being. Any amount remaining in the Proceeds Account of the Escrow Fund thereafter (except for amounts therein sufficient to cover costs of the Project not then due and payable or not then paid) shall be applied by the Escrow Agent in accordance with Section 3.11 hereof. The Borrower shall give the Escrow Agent investment instructions with respect thereto that would not result in such funds being invested at a Yield materially higher than the Yield on the Bond.

         Section 3.8 BOND NOT TO BECOME ARBITRAGE BOND. The Escrow Agent will invest moneys held by the Escrow Agent as directed in writing by the Borrower. The Borrower hereby covenants to the Authority and to the Purchaser that, notwithstanding any other provision of this Agreement or any other instrument, it will neither make nor instruct the Escrow Agent to make any investment or other use of the Escrow Fund or other proceeds of the Bond that would cause

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

the Bond to be an arbitrage bond under Section 148 of the Code and the regulations thereunder, and that it will comply with the requirements of such
Section 148 and such regulations throughout the term of the Bond. The Escrow Agent is entitled to rely on such written directions and shall not be liable for any direct or consequential damages that may result from the Escrow Agent's compliance with such directions.

         Section 3.9 RESTRICTION ON USE OF ESCROW FUND. The Borrower shall apply the proceeds of the Bond as set forth in this Agreement and as further described in the Tax Representation Letter, and (i) shall not use or direct the use of moneys from the Escrow Fund, or take or omit to take any other action, so as to cause the interest on the Bond to be included in the gross income of the Purchaser for Federal income tax purposes, except if such Purchaser is a Substantial User, (ii) shall not use more than 2% of the proceeds of the Bond for costs of issuance thereof, (iii) shall use at least 95% of the proceeds of the Bond for Project Costs constituting land or property of a character subject to an allowance for depreciation for Federal income tax purposes within the meaning of Section 167 of the Code, and (iv) shall not use the proceeds of the Bond to acquire, construct or install facilities the nature of which would cause the interest on the Bond to become subject to Federal income tax, other than a Person who is a Substantial User.

         Section 3.10 THREE-YEAR EXPENDITURE REQUIREMENT. Except to the extent otherwise approved by an opinion of Bond Counsel furnished by the Borrower to the Purchaser, within three years of the date of original delivery and payment for the Bond, the Borrower shall have acquired the Project and caused all of the proceeds of the Bond to be expended for Costs of the Project.

         Section 3.11 COMPLETION OF PROJECT; EXCESS BOND PROCEEDS. When the Borrower certifies to the Escrow Agent and the Authority that the Project is complete, any amounts remaining in (a) the Proceeds Account of the Escrow Fund, as and when determined by the Escrow Agent and the Purchaser, will be applied to the payment of the Bond, together with any applicable prepayment premiums and
(b) the Equity Account of the Escrow Fund, as and when determined by the Escrow Agent and the Purchaser, will be paid to the Borrower. If for any reason the amount in the Escrow Fund proves insufficient to pay all Costs of the Project, the Borrower will pay the remainder of such Costs.

         Section 3.12 ESCROW AGENT NOT RESPONSIBLE FOR USE OF PROCEEDS. The Borrower acknowledges that the Escrow Agent is not responsible for the ultimate use of the Bond Proceeds or any consequences, of whatever kind, resulting, directly or indirectly, from the Borrower's use of Bond Proceeds.

         Section 3.13 INVESTMENT OF ESCROW FUND. (a) So long as no Event of Default has occurred and is continuing, the Escrow Agent may invest or reinvest, in accordance with written directions or oral directions confirmed in writing of the Authorized Borrower Representative, only in the following obligations or securities (collectively, "Permitted Investments"):

                  (i) direct obligations of the United States of America for which its full faith and credit is pledged,

                  (ii) obligations issued by any instrumentality or agency of the United States of America, whether now existing or hereafter organized, and guaranteed by the United States of America,

                  (iii) obligations issued or guaranteed by any state of the United States or the District of Columbia that are rated at least Aa by Moody's Investors Service, Inc. ("Moody's") or AA by Standard & Poor's Corporation ("S&P"),

                  (iv) repurchase agreements fully secured by obligations of the kind specified in (i) or (ii) above, including repurchase agreements with the Escrow Agent,

                  (v) interest-bearing deposits in any bank or trust company (which may include the Escrow Agent) or any other bank or trust company that has a combined capital surplus and undivided profits of at least $50,000,000,

                  (vi) commercial paper with one of the two highest ratings from Moody's or S&P,

                  (vii) deposits in the Federated Cash Management Fund Trust for short-term government obligations or any similar common trust fund established pursuant to law as a legal depository of public moneys.

         (b) With respect to Permitted Investments described in clause (iv) of subsection (a) above, the Escrow Agent shall make any such purchase subject to agreement with the seller for repurchase by the seller at a later date, and in such connection may accept the seller's agreement for the payment of interest in lieu of the right to receive the interest payable by the issuer of the security purchased, provided that title to the security so purchased by the Escrow Agent shall vest in the Escrow Agent, that the Escrow Agent shall have a perfected security interest in such security, and that the current market value of such security (or of cash or additional securities of the type described in said clauses pledged with the Escrow Agent as collateral for the purpose) is at all times at least equal to the total amount thereafter to become payable by the seller under said agreement, or may purchase shares of a fund whose sole assets are of a type described in clauses (i) and (ii) of subsection (a) above and such repurchase agreements thereof.

         (c) If any Event of Default has occurred and is continuing hereunder, the Escrow Agent may make such investments in Permitted Investments as are permitted under applicable law as it deems advisable and as directed by the Purchaser; provided, that in no event shall it invest in securities issued by or obligations of, or guaranteed by, the Authority, the Borrower or any affiliate or agent of either of the foregoing.

         Section 3.14 GENERAL PROVISIONS OF INVESTMENTS. (a) Any Permissible Investments of money in the Escrow Fund shall be held by or under the control of the Escrow Agent and shall be deemed at all times as part of the fund or account from which the investment was made, and the interest accruing on any such investment and any profit realized from such investment shall be credited to such fund or account and any loss resulting from such investment shall be charged to such fund or account.

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

         (b) The Borrower shall not direct the Escrow Agent to invest the proceeds of the Bond or payments due under this Bond Agreement, or any other funds that may be deemed to be proceeds of the Bond pursuant to Section 103 or 148 of the Code and the applicable regulations thereunder, including proposed regulations, in such a way as to cause the Bond to be treated as an "arbitrage bond" within the meaning of Section 103 or 148 of the Code and such regulations issued thereunder, as applicable to the Bond. In accordance with the foregoing, unless the Escrow Agent shall have been furnished with an approving opinion of Bond Counsel, no moneys in the Escrow Fund shall be invested except as provided in the Authority's Arbitrage Certificate delivered in conjunction with the issuance of the Bond.

         (c) The Escrow Agent shall not be held liable for any breach by the Borrower of provisions of the foregoing subsection 3.14(b) as long as the Escrow Agent invests or reinvests, pursuant to written directions of an Authorized Borrower Representative, moneys in Permitted Investments pursuant hereto. The Escrow Agent shall refuse to invest in obligations directed by the Authorized Borrower Representative that violate the provisions hereof.

         Section 3.15 APPOINTMENT OF ESCROW AGENT; ACCEPTANCE OF THE ESCROW. (a) Chittenden Trust Company is hereby appointed as Escrow Agent. The Escrow Agent hereby accepts the escrow imposed upon it by this Agreement, and agrees to perform said escrow, but only upon and subject to the following express terms and conditions:

                  (i) The Escrow Agent may execute any of the powers hereof and perform any of its duties by or through attorneys or agents (provided that neither the Authority, the Borrower nor any affiliate or agent of any of the foregoing shall act as an agent of the Escrow Agent), and shall not be answerable for any willful misconduct or gross negligence on the part of any attorney or agent appointed hereunder and shall be entitled to advice of counsel concerning all matters of trusts hereof and the duties hereunder and may in all cases pay such reasonable compensation to all such attorneys and agents as may reasonably be employed in connection with the trusts hereof and may be reimbursed therefor. The Escrow Agent may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Authority or the Borrower) approved by the Escrow Agent in the exercise of its reasonable judgment. The Escrow Agent shall not be responsible for any loss or damage resulting from any action or non-action in good faith in reliance upon such opinion or advice.

                  (ii) The Escrow Agent shall not be responsible for any recital herein or in the Bond (except in respect of the Certificate of Authentication of the Escrow Agent endorsed on the Bond) or for insuring the Project, or collecting any insurance moneys, or for the validity of execution by the Authority of this Agreement or of any supplements hereto or any instruments of further assurance, or for the sufficiency of the security for the Bond issued hereunder or intended to be secured hereby, or for the value or title of the Project or otherwise as to the maintenance of the security hereof, or, except as provided in Article VI hereof, for the eligibility of any security as an investment of trust funds held by it.

                  (iii) The Escrow Agent shall not be accountable for the use of the Bond delivered hereunder after the Bond shall have been delivered in accordance with the instructions of the Authority or the Borrower, as the case may be. The Escrow Agent may become the Purchaser of the Bond secured hereby with the same rights that it would have if not Escrow Agent. The Escrow Agent may engage in banking or other financial transactions with the Borrower with the same rights that it would have if not Escrow Agent.

                  (iv) The Escrow Agent shall be protected in acting in good faith upon any notice, request, investment instruction, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper Person or Persons. Any action taken by the Escrow Agent pursuant to this Agreement upon the request or authority or consent of any Person, who at the time of making such request or giving such authority or consent is the Purchaser of the Bond, shall be conclusive and binding upon all future Purchasers of the same Bond and upon a Bond issued in exchange therefor or in place thereof.

                  (v) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Escrow Agent shall be entitled, in the absence of bad faith on its part, to rely upon a certificate of the Authority signed by an Authorized Authority Representative or any certificate signed by an Authorized Borrower Representative, as sufficient evidence of the facts therein contained, and prior to the occurrence of an Event of Default of which the Escrow Agent has been notified or deemed notified as provided in Section 6.1 hereof, shall also be at liberty to accept a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion secure such further evidence deemed necessary or advisable, but shall in no case be bound to secure the same. The Escrow Agent may accept a certificate of the Secretary of the Authority under its seal to the effect that a resolution in the form therein set forth has been adopted by the Authority as conclusive evidence that such resolution has been duly adopted and is in full force and effect.

                  (vi) The permissive right of the Escrow Agent to do things enumerated in this Agreement shall not be construed as a duty, and it shall not be answerable for other than its gross negligence, willful misconduct or willful default. The Escrow Agent shall act on behalf of the Authority hereunder only insofar as its duties are expressly set forth, and it shall not have implied duties. The Escrow Agent shall not be under a duty to inquire into or pass upon the validity, effectiveness, genuineness or value of the Bond Documents, and it shall assume that the same are valid, effective and genuine and are what they purport to be. The Escrow Agent may consult with legal counsel selected by it, and shall be entitled to rely upon the opinion of such counsel in taking or omitting to take any action. The Escrow Agent shall have the same rights and powers as any other bank or lender and may exercise the same as though it were not the Escrow Agent, and it may accept deposits from, lend money to and generally engage in any kind of business with the Borrower as though it were not the Escrow Agent.

                  (vii) The Escrow Agent shall not be personally liable for any debts contracted or for damages to Persons or to personal property injured or damaged or for salaries or non-fulfillment of contracts relating to the Project during any period.

                  (viii) Subject to the provisions of this Agreement, the Escrow Agent and its duly authorized agents, attorneys, experts, engineers, accountants and representatives shall have the right, at any and all reasonable times, to inspect the Project fully, including all books, papers and records of the Authority pertaining to the Project and the Bond, and to copy and make extracts thereof and to take such memoranda from and with regard thereto as may be reasonably desired.

                  (ix) The Escrow Agent shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the Premises.

                  (x) Before taking any action hereunder, the Escrow Agent may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability, except liability that is adjudicated to have resulted from gross negligence, willful misconduct or willful default by reason of any action so taken.

                  (xi) All moneys or investments received by the Escrow Agent shall, until used or applied as herein provided, be held in trust in the manner and for the purposes for which they were received.

         (b) In the case of and during the continuance of an Event of Default or upon the occurrence of an Event of Default as to which the Escrow Agent has received a notice as provided herein, the Escrow Agent shall exercise the rights and powers vested in it hereby, and shall use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of his own affairs.

         Section 3.16 FEES, CHARGES AND EXPENSES OF ESCROW AGENT. The Escrow Agent shall be entitled to payment or reimbursement for reasonable fees for services rendered hereunder and all reasonable expenses actually incurred (including advances, counsel fees and other expenses reasonably and necessarily made or incurred by the Escrow Agent in connection with such services). The Escrow Agent shall be entitled to be indemnified for, and be held harmless against, any loss, liability or expense, incurred without gross negligence or bad faith on the part of the Escrow Agent, arising out of or in connection with the acceptance or administration of the trusts hereunder, including the costs and expenses of defending itself against any claim or liability in the Premises. All fees, charges and other compensation to which the Escrow Agent may be entitled under the provisions of this Agreement are required to be paid by the Borrower under the terms of this Bond Agreement, and, accordingly, neither the Authority nor the Purchaser shall be liable to indemnify the Escrow Agent for fees, charges and other compensation to which the Escrow Agent may be entitled, and by acceptance of the trusts hereunder the Escrow Agent shall be deemed to have agreed to the foregoing.

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

         Section 3.17 NOTICE TO AUTHORITY, THE ESCROW AGENT AND BORROWER. If the Escrow Agent is notified in writing by the Internal Revenue Service of the occurrence or possible occurrence of a Determination of Taxability, the Escrow Agent shall give written notice thereof to the Authority, the Purchaser and the Borrower.

         Section 3.18 INTERVENTION BY ESCROW AGENT. In any judicial proceeding to which the Authority is a party and that, in the opinion of the Escrow Agent and its counsel, has a substantial bearing on the interests of the Purchaser, the Escrow Agent may, and if requested in writing by the Purchaser shall, intervene on behalf of Purchaser provided the Purchaser agrees to indemnify the Escrow Agent for such intervention.

         Section 3.19 SUCCESSOR ESCROW AGENT. Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer its trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which it is a party, provided such corporation or association is a trust company or national or state bank within or outside the State having trust powers, is in good standing, is acceptable to the rating agency or agencies rating the Bond, if any, and has reported capital surplus and undivided profits of not less than $50 million, IPSO FACTO, shall be and become successor Escrow Agent hereunder and vested with all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act, deed or conveyance on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         Section 3.20 RESIGNATION BY THE ESCROW AGENT. The Escrow Agent and any successor Escrow Agent may at any time resign by giving not less than thirty
(30) days' written notice to the Authority, the Purchaser and the Borrower. Such resignation shall take effect only upon the appointment of a successor Escrow Agent by the Borrower. Such notice to the Authority, the Purchaser and the Borrower may be served personally or sent by facsimile (with a hard copy to follow by overnight delivery). In case at any time the Escrow Agent shall resign and no appointment of a successor Escrow Agent shall be made prior to the date specified in the notice of resignation as the date when such resignation shall take effect, the resigning Escrow Agent may forthwith apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent. The Escrow Agent shall be compensated for all costs of seeking and appointing a successor should the Borrower fail to so appoint a successor Escrow Agent within the thirty (30) day time period to do so.

         Section 3.21 REMOVAL OF THE ESCROW AGENT. (a) Upon thirty (30) days' written notice, the Escrow Agent may be removed at any time by an instrument or concurrent instruments in writing delivered to the Escrow Agent, the Authority and the Borrower and signed by the Purchaser.

         (b) The Escrow Agent may also be removed at any time for any breach of trust or for acting or proceeding in violation of, or for failing to act or proceed in accordance with, any provisions of this Agreement by any court of competent jurisdiction upon the application by the Authority, the Purchaser or the Borrower.

         Section 3.22 APPOINTMENT OF SUCCESSOR ESCROW AGENT BY THE BORROWER. (a) In case the Escrow Agent shall resign, or be removed, or be dissolved, or shall be in the course of dissolution or liquidation, or shall otherwise become incapable of acting hereunder as fiduciary for the Purchaser, or in case it shall be taken under the control of any public officer or officers or of a receiver appointed by a court, the Borrower, by an instrument executed by an Authorized Borrower Representative, shall forthwith appoint a successor Escrow Agent to fill such vacancy. Such appointment shall become final upon the written acceptance of such trusts by the successor Escrow Agent so appointed, as provided in Section 3.23 hereof.

         (b) Every such Escrow Agent appointed pursuant to the provisions of this Section 3.22 shall be a national banking association or a domestic bank or trust company having trust powers in good standing, be acceptable to the rating agency or agencies rating the Bond, if any, and have a reported capital surplus and undivided profits of not less than $50 million.

         Section 3.23 CONCERNING ANY SUCCESSOR ESCROW AGENT. (a) Every successor Escrow Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor Escrow Agent, and to the Authority and the Borrower, an instrument in writing accepting such appointment hereunder as fiduciary for the Purchaser. Thereupon, such successor, without any further act, deed or conveyance, shall become fully vested with all the estates, properties, rights, powers, trusts, duties and obligations of its predecessors.

         (b) Every predecessor Escrow Agent shall, on the written request of the Authority or of the successor Escrow Agent, execute and deliver an instrument transferring to such successor Escrow Agent all the estates, properties, rights, powers, trusts, duties and obligations of such predecessor hereunder. Every predecessor Escrow Agent shall deliver all securities and moneys held by it as Escrow Agent hereunder to its successor for direct deposit in the appropriate successor trust accounts. Should any instrument in writing from the Authority be required by a successor Escrow Agent for more fully and certainly vesting in such successor the estates, properties, rights, powers, trusts, duties and obligations hereby vested or intended to be vested in the predecessor Escrow Agent, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Authority.

         (c) The resignation of any Escrow Agent and the instrument or instruments removing any Escrow Agent and appointing a successor hereunder, or the instrument evidencing the transfer of the trust estate, shall be filed and/or recorded by the successor Escrow Agent in each filing or recording office where this Agreement (or a memorandum thereof) shall have been filed and/or recorded, if any.

         Section 3.24 ESCROW AGENT PROTECTED IN RELYING UPON RESOLUTIONS, ETC. The resolutions, opinions, certificates and other instruments provided for in this Agreement may be accepted by the Escrow Agent as conclusive evidence of the facts and conclusions stated therein, and shall be full warrant, protection and authority to the Escrow Agent for the application of moneys hereunder and the taking of or omitting to take any other action under this Agreement.

         Section 3.25 SUCCESSOR ESCROW AGENT AS ESCROW AGENT OF THE ESCROW FUND. Any

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

Escrow Agent that has resigned or has been removed shall cease to be Escrow Agent of the Escrow Fund, and the successor Escrow Agent shall become such Escrow Agent of the Escrow Fund. Every predecessor Escrow Agent shall deliver to its successor Escrow Agent all books of account, the registration books and all other records, documents and instruments relating to its duties as such custodian.

         Section 3.26 ESCROW AGENT AND AUTHORITY REQUIRED TO ACCEPT DIRECTIONS AND ACTIONS OF BORROWER. (a) Whenever, after reasonable request by the Borrower, the Authority shall fail, refuse or neglect to give any direction to the Escrow Agent or to require the Escrow Agent to take any other action that the Authority is required to have the Escrow Agent take pursuant to the provisions of this Bond Agreement, the Borrower, instead of the Authority, may give such direction to the Escrow Agent or require the Escrow Agent to take any such action. Upon receipt by the Escrow Agent of a written notice from the Borrower stating that the Borrower has made reasonable request of the Authority, and that the Authority has failed, refused or neglected to give any direction to the Escrow Agent or to require the Escrow Agent to take any such action, the Escrow Agent is hereby irrevocably empowered and directed, subject to other provisions of this Agreement, to accept such direction from the Borrower as sufficient for all purposes of this Agreement. The Borrower shall have the direct right to cause the Escrow Agent to comply with any of the Escrow Agent's obligations under this Agreement to the same extent that the Authority is empowered so to do.

         (b) Certain actions or failures to act by the Authority under this Agreement may create or result in an Event of Default under this Agreement, and the Authority hereby agrees that the Borrower may, to the extent permitted by law, perform any and all acts or take such action as may be necessary for and on behalf of the Authority to prevent or correct said Event of Default, and the Escrow Agent shall take or accept such performance by the Borrower as performance by the Authority in such event.

         Section 3.27 REGISTRY BOOKS. The Escrow Agent shall maintain at the principal office of the Escrow Agent registry systems for the registration and transfer of the Bond and the Escrow Agent shall register or cause such Bond to be registered therein, and permit any Bond to be transferred thereon, under such reasonable regulations as it or the Authority may prescribe. The Escrow Agent is hereby appointed the agent of the Authority for such registration and transfer of the Bond.

         Section 3.28 TRANSFER OF BOND. The Bond shall be transferable only upon the registry systems maintained at the principal office of the Escrow Agent by the registered owner thereof in person or by his attorney duly authorized in writing, upon surrender thereof together with a written instrument of transfer satisfactory to the Escrow Agent and duly executed by such registered owner or such duly authorized attorney. No transfer of any Bond shall be valid unless made on such registry systems and similarly noted by endorsement of the Escrow Agent on such Bond, or unless, at the expense of the registered owner, the Authority shall execute, and the Escrow Agent shall deliver, a new Bond registered in the name of the transferee.

         Section 3.29 BOND MUTILATED, DESTROYED, STOLEN OR LOST. In case any Bond shall become mutilated, or be destroyed, stolen or lost, the Authority shall, upon request of

                                      37-
the registered owner, execute, and thereupon the Escrow Agent shall deliver, a new Bond of like tenor and of the same principal amount as the Bond so mutilated, destroyed, stolen or lost, in exchange and substitution for such mutilated Bond upon surrender and cancellation of such mutilated Bond, or in lieu of and substitution for the Bond destroyed, stolen or lost, on the condition that the Escrow Agent shall certify to the Authority that the registered owner has (a) filed with the Escrow Agent evidence satisfactory to the Escrow Agent that such Bond has been destroyed, stolen or lost and proof of ownership thereof, (b) furnished the Escrow Agent with indemnity satisfactory to the Escrow Agent, (c) complied with such other reasonable regulations as the Escrow Agent may prescribe, and (d) agreed to pay such fees and expenses as the Authority and the Escrow Agent may require in connection therewith.

         Section 3.30 NOTICE OF NON-COMPLIANCE. Upon receipt of notice by or actual knowledge of any officer responsible for the administration of the Escrow Fund, the Escrow Agent shall report to the Authority and the Purchaser any breach of any covenant or any Event of Default by the Borrower under this Agreement or any fact or circumstance that, except for any grace period permitted by this Agreement, would result in any breach of a covenant or Event of Default by the Borrower hereunder. The Escrow Agent shall report such breach, Event of Default or information to the Authority and the Purchaser immediately after the Escrow Agent becomes aware of such breach or Event of Default.

         Section 3.31 PAID BOND. The Escrow Agent shall notify the Authority promptly in writing upon the maturity or full prepayment of the Bond.

                                   ARTICLE IV

                                    THE LOAN

         Section 4.1 THE LOAN. The Authority agrees, upon the terms and subject to the conditions hereinafter set forth, to make the Loan to the Borrower for the purposes set forth in the recitals hereinabove.

         Section 4.2 PAYMENT OF LOAN. The Loan shall be evidenced by the Note. The Loan to be repaid by the Borrower will be an amount equal to the principal or applicable redemption price of and interest on the Bond which amount shall not exceed $4,500,000 plus interest. Except as otherwise provided herein and in the Note, the Loan shall be repayable by, or on behalf of, the Borrower in installments that, as to amounts and due dates, correspond to the payments of the principal or applicable redemption price of and interest on the Bond.

         Section 4.3 SECURITY. The Bond and the Note shall be secured by the Bond Documents. The Borrower also hereby creates and grants in favor of the Authority and its assignee a security interest in all funds deposited from time to time in the Escrow Fund. This Agreement shall be deemed to be a security agreement for the purposes of creating the security interests granted herein subject to the provisions of the New Jersey Uniform Commercial Code. Any accounts receivable or inventory of the Borrower or any government grants expected to be received by the Borrower or any proceeds from either of the foregoing are not subject to the lien of this Agreement.

         Section 4.4 INCORPORATION OF TERMS. The other Bond Documents shall be made subject to all of the terms and conditions contained in this Agreement to the same extent and effect as if this Agreement were fully set forth in and made a part of the other Bond Documents. This Agreement is made subject to all the conditions, stipulations, agreements and covenants contained in the other Bond Documents to the same extent and effect as if the other Bond Documents were fully set forth herein and made a part hereof. Notwithstanding any of the foregoing, if any provisions in the other Bond Documents are inconsistent with this Agreement, this Agreement shall control.

         Section 4.5 NO DEFENSE OR SET-OFF. The obligations of the Borrower to make or cause to be made payment of the Loan shall be absolute and unconditional without defense or set-off by reason of any default by the Contractors under the Construction Contracts or by the Authority, the Escrow Agent or the Purchaser under this Agreement or under any other agreement between the Borrower and the Authority, the Escrow Agent or the Purchaser, failure to acquire, construct, reconstruct, rehabilitate, renovate or install the Project, any acts or circumstances that may constitute failure of consideration, destruction of or damage to the Project, commercial frustration of purpose, or failure of the Authority to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or connected with this Agreement, it being the intention of the parties that the payments required of the Borrower hereunder will be paid in full when due without any delay or diminution whatsoever. Repayments of the Loan and additional sums required to be paid by or on behalf of the Borrower hereunder shall be received by the Authority or the Escrow Agent as net sums, and the Borrower agrees to pay or cause to be paid all charges against or that might diminish such net sums.

         Section 4.6 ASSIGNMENT OF AUTHORITY'S RIGHTS. As security for the payment of the Bond, the Authority has, simultaneously herewith, assigned to the Purchaser all the Authority's rights under this Agreement (except the rights of the Authority under Sections 1.3(h), 1.3(j), 1.3(k), 1.5, 1.6(e), 1.6(j),
1.7(a), 1.7(e), 1.8, 2.1, 2.2, 2.3, 3.8, 4.6, 5.1, 5.2, 5.4, 5.5, 5.7, 5.9,
5.10, 5.11, 5.12, 5.13, 5.14, 5.15, 5.18, 5.21, 5.22, 5.24, 5.25, 6.3, 6.4, 6.5,
6.8 (which is retained exclusively by the Authority), 7.1, 7.5 and 7.9 which are retained jointly with the Purchaser) and the other Bond Documents, to the extent set forth therein. Except as otherwise provided herein and in the Bond Documents, the Authority retains the right, jointly and severally with the Purchaser, to enforce specifically the provisions contained in the Bond Documents. The Borrower consents to such assignment and agrees to make or cause to be made payment of the Loan under Section 4.2 hereof directly to the Purchaser without defense or set-off by reason of any dispute between or among the Borrower, the Authority and/or the Purchaser.

         Section 4.7 OPINION OF COUNSEL FOR BORROWER. As a condition precedent to the issuance of the Bond, the Authority and the Purchaser shall have received the opinion of counsel for the Borrower addressed to the Authority, Bond Counsel and the Purchaser and satisfactory in form and substance to Bond Counsel to the effect that (i) the Bond Documents have been duly executed and delivered by the Borrower and constitute the valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except to the extent that the enforceability of the Bond Documents may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally, and (ii) such other matters as Bond Counsel or Counsel for the Purchaser may reasonably require.

         Section 4.8 OPINION OF BOND COUNSEL. As a condition precedent to the issuance of the Bond, the Authority and the Purchaser shall have received the opinion of Bond Counsel to the effect that:

                  (i) interest income on the Bond is not includable in gross income for Federal income tax purposes under Section 103 of the Code, except for interest accruing on the Bond during the period the Bond is held by a Person who is a Substantial User;

                  (ii) interest income on the Bond and any gain from the sale thereof are exempt from gross income under the New Jersey Gross Income Tax Act (P.L. 1976, Chapter 47); and

                  (iii) the Bond has been duly authorized and issued under the provisions of the Resolution and the Act and constitutes a valid, binding and special obligation of the Authority, enforceable against the Authority in accordance with its terms, except to the extent that the enforceability of the Bond may be limited by bankruptcy, insolvency, reorganization or other laws affecting creditors' rights generally.

         Section 4.9 OPINION OF COUNSEL FOR THE ESCROW AGENT. As a condition precedent to the issuance of the Bond, the Authority shall have received an opinion of Counsel for the Escrow Agent, dated the date of the Loan, addressed to the Authority and reasonably satisfactory in form and substance to Bond Counsel, that the Escrow Agent is lawfully empowered, authorized and duly qualified to serve as escrow agent and to perform the provisions hereof and to accept the trusts contemplated hereby, and that the Escrow Agent has duly authorized the acceptance of the escrow contemplated hereby.

         Section 4.10 BOND AND OTHER DOCUMENTS. As a condition precedent to the issuance of the Bond, the Authority shall have received:

         (a) the Bond Documents duly executed by all parties thereto;

         (b) certificates, in form and substance acceptable to the Authority and the Escrow Agent, evidencing the insurance required to be maintained by this Bond Agreement;

         (c) the Tax Representation Letter, in form and substance satisfactory to Bond Counsel; and

         (d) all other documents required by the Authority, the Escrow Agent and the Purchaser.

         Any certificate signed by an Authorized Borrower Representative and delivered to the Authority, the Purchaser or the Escrow Agent shall be deemed a representation or warranty by the Borrower to the Authority, the Purchaser or the Escrow Agent, as the case may be, as to the statements made therein.

         Section 4.11 PAYMENTS. Payments to be made under this Agreement or the Note that are stated to be due on a Saturday, Sunday or public holiday under the laws of the State shall be made on the next succeeding business day of the State.

         Section 4.12 PREPAYMENT OF NOTE. The Borrower shall have the right to prepay the Loan to the same extent and on the same terms and conditions as the Authority has the right to prepay the Bond. In addition, the Purchaser, as assignee, may apply certain moneys to the prepayment of the Loan as provided for in this Agreement and the other Bond Documents. The Authority covenants that it will not make any optional prepayment on the Bond without the consent of the Borrower; provided, however, that nothing contained in this Agreement, the Bond or in any Bond Document shall restrict the Authority's right to cancel the Bond pursuant to Section 6.8 hereof.

                                    ARTICLE V

                              COVENANTS OF BORROWER

         The Borrower covenants and agrees, so long as this Agreement shall remain in effect, as follows:

         Section 5.1       PRESERVATION OF BUSINESS AND PROPERTY.

         (a) The Borrower will at all times preserve and maintain its existence, rights, privileges and franchises, conduct substantially the same line of business as presently conducted or as contemplated hereby, (provided that it does not adversely affect the tax-exempt status of the bond or prevent the project from being an authorized project under the Act) and preserve and protect its property involved in the Project and other property used or useful in the conduct of its business, and will keep such Property in good repair, working order and safe condition and, from time to time, will make, or will cause to be made, all needed and proper repairs, renewals, replacements, betterments and improvements thereto. The Borrower shall pay all operating costs, utility charges and other costs and expenses arising out of ownership, possession, use or operation of the Project. The Authority shall have no obligation and makes no warranties with respect to the condition or operation of the Project.

         (b) The Borrower will not use as a basis for contesting any assessment or levy of any tax the financing under this Agreement, or the issuance of the Bond by the Authority, and if any administrative body or court of competent jurisdiction shall hold for any reason that the Project is exempt from taxation by reason of the financing under this Agreement or issuance of the Bond by the Authority or other Authority action in respect thereto, the Borrower covenants to make payment in lieu of all such taxes in an amount equal to such taxes and, if applicable, interest and penalties.

         Section 5.2       INSURANCE.

         (a) The Borrower agrees to insure the Project or cause such to be insured with insurance companies licensed to do business in the State, in such amounts as indicated herein or in such amounts, manner and against such loss, damage and liability (including liability to third parties) as is customary with companies in the same or similar business and located in the same or similar areas; and to the extent not paid by a Contractor for the construction, reconstruction, renovation, rehabilitation, installation or acquisition of any part of the Project, to pay the premiums thereon. The form and amount of each insurance policy issued pursuant to this Section 5.2 shall be satisfactory to the Authority, the Escrow Agent and the Purchaser.

         (b) Each insurance policy issued pursuant to this Section 5.2 shall name the Borrower, the Authority, the Escrow Agent and the Purchaser as insureds, as their interests may appear.

         (c) Such insurance coverage shall include:

                  (i) fire and hazard insurance, including extended coverage, together with vandalism and malicious mischief endorsements (non-reporting form), after reconstruction, renovation, rehabilitation, installation, construction or acquisition of the Project, in an amount not less than 100% of the agreed upon full insurable replacement value of the Project by an insurer satisfactory to the Purchaser, so written and endorsed with a loss payee endorsement as to the Project in form satisfactory to the Purchaser, so as to make losses, if any, payable to the Escrow Agent and the Purchaser as their respective interests may appear;

                  (ii) comprehensive general public liability insurance (broad form) against any and all liability of the Borrower or claims of liability of the Borrower arising out of, occasioned by or resulting from any accident or otherwise resulting in or about the Premises and the adjoining streets, sidewalks or passageways, in minimum amounts of $1,000,000 per person per occurrence, $3,000,000 aggregate per occurrence and $500,000 aggregate property damage;

                  (iii) boiler and machinery insurance covering pressure valves, air tanks, boilers, machinery, pressure piping, heating, air conditioning and elevator equipment, provided that the Project contains equipment of such nature;

                  (iv) business interruption insurance and/or rent loss insurance sufficient to pay, for a period of not less than one year, normal operating expenses of or gross income from the Project;

                  (v) if the Premises is located within a "special flood hazard area" as identified by the Secretary of Housing and Urban Development under the Flood Disaster Protection Act of 1973 or the National Flood Insurance Act of 1968, flood insurance in the maximum available amount through the Federal Flood Insurance Program; and

                  (vi) insurance which complies with the workers' compensation and employers' liability laws of all states in which the Borrower shall have employees.

         (d) The insurance policies or endorsements shall cover the entire Project, and shall provide that the coverage will not be reduced or canceled without thirty (30) days' prior written notice to the Authority, the Escrow Agent and the Purchaser. The Borrower shall provide the Authority, upon its request, the Escrow Agent and the Purchaser with certificates from the insurers at closing and evidence of renewal or replacement of policies required to be maintained by this Section 5.2 at least thirty (30) days prior to the expiration of any such policy. The Borrower may furnish, instead of original or duplicate policies, certificates of blanket coverage, provided the Project is identified and specifically allocated amounts shown.

         Section 5.3 PAYMENT OF TAXES, ETC. The Borrower will promptly pay and discharge or cause to be promptly paid and discharged all taxes, assessments and governmental charges or levies imposed upon it or in respect of any of its property and assets before the same shall become in default, as well as all lawful claims that, if unpaid, might become a lien or charge upon such property and assets or any part thereof, except such that are contested in good faith by the Borrower for which the Borrower has maintained adequate reserves satisfactory to the Purchaser.

         Section 5.4 CONCERNING THE PROJECT. The Borrower shall operate or cause the Project to be operated as an authorized project for a purpose and use as provided for under the Act until the expiration or earlier termination of this Bond Agreement. The Project is of a character included within the definition of "project" in the Act. The Borrower will acquire and operate the Project substantially in the form represented in the Application, and will neither (a) materially alter the operation of the Project without the prior written consent of the Authority and the Purchaser, nor (b) cause a change in the use of the Project such that the Bond would cease to be a "qualified small issue bond" (within the meaning of Section 144(a) of the Code). Specifically, and without limiting the foregoing, the Borrower shall not permit the Project to be used in any manner other than as a "manufacturing facility" within the meaning of
Section 144(a)(12)(C) of the Code.

         Section 5.5 COMPLIANCE WITH CODE AND ARBITRAGE REGULATIONS. (a) The Borrower shall at all times do and perform all acts and things necessary or desirable in order to assure that interest paid on the Bond shall, for the purposes of Federal income taxation, not be includable in the gross income of the Purchaser and shall remain excludable from such taxation, except in the event that such Purchaser is a Substantial User. The Borrower shall not direct the Escrow Agent to make any investment of Gross Proceeds that would result in the Bond becoming an "arbitrage bond" within the meaning of Section 148 of the Code. For purposes of this Section 5.5, any and all actions of any Substantial User shall be deemed to be actions of the Borrower. In addition, any and all actions to be undertaken by the Borrower or by any other Person as to which the Authority, pursuant to the terms hereof, has granted its consent or approval in advance shall be deemed to be the actions of the Borrower or such other Person (and not the actions of the Authority or the Escrow Agent).

         (b) The Borrower will not cause the Bond to be treated as "federally guaranteed" obligations within the meaning of Section 149(b) of the Code (as may be modified in any applicable rules, rulings, policies, procedures, regulations or other official statements promulgated or proposed by the Department of the Treasury or the Internal Revenue Service with respect to "federally guaranteed" obligations described in Section 149(b) of the Code).

         (c) The Borrower shall not permit at any time or times any of the Gross Proceeds or any of its funds to be used, directly or indirectly, to acquire any investment property (within the meaning of Section 148(b)(2) of the Code) the acquisition of which would cause the Bond to be an "arbitrage bond" for the purposes of Section 148 of the Code, and it shall comply with the arbitrage requirements of Treas. Reg. ss.ss.1.148-1 through 1.148-11, as applicable. The Borrower shall utilize the Bond Proceeds so as to satisfy the reasonable expectations of the Borrower set forth in the Tax Representation Letter of the Borrower.

         (d) The Borrower shall use the Bond Proceeds to acquire, construct and install the Project in the manner and as specifically set forth in the Tax Representation Letter furnished to Bond Counsel and the Authority. The Borrower shall not expend the Bond Proceeds on assets other than those listed in the Tax Representation Letter without the express written consent of Bond Counsel.

         (e) The Borrower hereby covenants that, in connection with complying with the requirement for payment of the Rebate Amount to the United States of America with respect to the Bond, the Borrower will take the following actions:

                  (i) Eighteen (18) months after the date of this Bond Agreement, the Borrower will provide a written certification to the Authority and the Escrow Agent indicating whether the Borrower complied with the 6-month exception to the rebate requirement set forth in Section 148(f)(4)(B) of the Code or the 18-month exception to the rebate requirement set forth in Treasury Regulation ss.1.148-7(d).

                  (ii) Unless the Borrower has complied with the 6-month exception or the 18-month exception, the Borrower will retain a Rebate Expert on or within thirty (30) days before the Initial Rebate Computation Date and on each Rebate Computation Date thereafter, (A) to compute the Rebate Amount with respect to the Bond for the period ending on the Initial Rebate Computation Date, (B) to deliver an opinion to the Authority and the Escrow Agent concerning its conclusions with respect to the amount (if any) of such Rebate Amount, together with a written report providing a summary of the calculations relating thereto, and (C) to deliver an opinion to the Authority and the Escrow Agent that all of the Gross Proceeds of the Bond (within the meaning of Section 148(f) of the Code), other than Gross Proceeds of the Bond on deposit in a bona fide debt service fund (within the meaning of Section 148(f)(4) of the Code), have been expended on or prior to the Initial Rebate Computation Date. "Rebate Expert" means any of the following chosen by the Borrower: (1) Bond Counsel, (2) any nationally recognized accountant, (3) any reputable firm that offers to the Tax-Exempt Bond industry rebate calculation services and holds itself out as having expertise in that area, or (4) such other Person as is approved by Bond Counsel.

                  (iii) In the event the amount in the Escrow Fund is insufficient to fund the Rebate Fund, the Borrower shall, within ten (10) business days of receipt of the report furnished by the Rebate Expert pursuant to subparagraph (ii) above, pay or cause to be paid to the Escrow Agent for deposit into the Rebate Fund the difference required to fund the Rebate Amount. If the Borrower fails to make or cause to be made any payment required pursuant to this subparagraph (iii) when due, the Authority shall have the right, but shall not be required, to make such payment to the Escrow Agent on behalf of the Borrower. Any amount advanced by the Authority pursuant to this subparagraph
(iii) shall be added to the moneys owing by the Borrower under this Bond Agreement.

                  (iv) In the event a Rebate Amount is due, the Borrower will direct the Escrow Agent to withdraw from the Rebate Fund and pay over to the United States of America the Rebate Amount with respect to the Bond in installments as follows: each payment shall be made not later than sixty (60) days after the current Rebate Computation Date and shall be in an amount that ensures that 100% of the Rebate Amount with respect to the Bond, as of the current Rebate Computation Date, will have been paid to the United States of America.

                  (v) The Borrower acknowledges that the Authority shall have the right at any time and in the sole and absolute discretion of the Authority to obtain from the Borrower and the Escrow Agent the information necessary to determine the amount required to be paid to the United States of America pursuant to Section 148(f) of the Code. Additionally, the Authority may, with reasonable cause, (A) review or cause to be reviewed any determination of the amount to be paid to the United States of America made by or on behalf of the Borrower and (B) make or retain a Rebate Expert to make the determination of the amount to be paid to the United States of America. The Borrower hereby agrees to be bound by any such review or determination, absent manifest error, to pay the costs of such review, including, without limitation, the reasonable fees and expenses of counsel or a Rebate Expert retained by the Authority, and to pay to the Escrow Agent any additional amounts for deposit in the Rebate Fund required as the result of any such review or determination.

                  (vi) Notwithstanding any provision of this Section 5.5(e) to the contrary, the Borrower shall be liable, and shall indemnify and hold the Authority and the Escrow Agent harmless against any liability, for payments due to the United States of America pursuant to Section 148(f) of the Code. Further, the Borrower specifically agrees that neither the Authority nor the Escrow Agent shall be held liable, or in any way responsible, and the Borrower shall indemnify and hold harmless the Authority and the Escrow Agent against any liability, for any mistake or error in the filing of the payment or the determination of the amount due to the United States of America or for any consequences resulting from any such mistake or error. The provisions of this subparagraph (vi) shall survive termination of this Bond Agreement.

                  (vii) The Authority, the Escrow Agent and the Borrower acknowledge that the provisions of this Section 5.5(e) are intended to comply with Section 148(f) of the Code and the regulations promulgated thereunder and if, as a result of a change in such section of the Code or the regulations promulgated thereunder or in the interpretation thereof, a change in this
Section 5.5(e) shall be permitted or necessary to assure continued compliance with Section 148(f) of the Code and the regulations promulgated thereunder, then with written notice to the Authority and the Escrow Agent, the Borrower shall be empowered to amend this Section 5.5(e) and the Authority may require, by written notice to the Borrower and the Escrow Agent, the Borrower to amend this Section 5.5(e) to the extent necessary or desirable to assure compliance with the provisions of Section 148 of the Code and the regulations promulgated thereunder; PROVIDED, that either the Authority or the Escrow Agent shall require, prior to any such amendment becoming effective, at the sole cost and expense of the Borrower, an opinion of Bond Counsel satisfactory to the Authority to the effect that either (A) such amendment is required to maintain the exclusion from gross income under Section 103 of the Code of interest paid and payable on the Bond or (B) such amendment shall not adversely affect the exclusion from gross income under Section 103 of the Code of the interest paid or payable on the Bond.

         (f) The Borrower shall direct the Escrow Agent in writing to pay to the United States on behalf of the Authority an amount equal to at least ninety percent (90%) of the Rebate Amount as of each Rebate Computation Date (except the Final Rebate Computation Date) no later than sixty (60) days after such Rebate Computation Date. The Borrower shall also direct the Escrow Agent in writing to pay to the United States on behalf of the Authority all of the Rebate Amount as of the Final Rebate Computation Date no later than the date sixty (60) days after the Final Rebate Computation Date. On or prior to each Rebate Computation Date, the Escrow Agent shall, at the written direction of the Borrower, transfer from the Escrow Fund to the Rebate Fund an amount equal to the amount of Rebate Amount due to the United States on such rebate payment date. If there is not a sufficient amount in the Escrow Fund for such transfer, the Borrower shall pay to the Escrow Agent from other sources, on or prior to such Rebate Computation Date, the amount necessary to make up such deficiency. Each rebate payment shall be treated as paid when filed with the Internal Revenue Service Center, Ogden, Utah. The rebate payment shall be accompanied by Form 8038-T, which shall be completed by the Borrower and filed by the Escrow Agent as aforesaid.

         Section 5.6 COMPLIANCE WITH APPLICABLE LAWS. The Borrower agrees to acquire, construct, reconstruct, rehabilitate, renovate, install, operate and maintain the Project in accordance with all applicable Federal, State and local laws, ordinances, rules and regulations now in force or hereinafter enacted, including, but not limited to, such environmental protection, workers' compensation, sanitary, safety, non-discrimination and zoning laws, ordinances, rules and regulations as shall be binding upon the Borrower.

         Section 5.7 ENVIRONMENTAL COVENANT. The Borrower shall not permit any action to acquire, construct, reconstruct or rehabilitate, occur that would be in direct violation of any and all applicable Federal, State and local laws, ordinances, rules and regulations now in force or hereinafter enacted, including the regulations of the Authority and the regulations of the Department of Environmental Protection.

         The Borrower shall give immediate written notice to the Authority, the Escrow Agent and the Purchaser of any inquiry, notices of investigation or any similar communication from the Department of Environmental Protection regarding potential violations of ISRA or the Spill Act.

         Section 5.8       [RESERVED].

         Section 5.9 SALES, TRANSFERS, ETC. Other than the lease of the Project Equipment to Transfer Print Foils, which lease shall be assigned to the Purchaser, the Borrower shall not sell, assign, transfer or otherwise dispose of (whether in one transaction or a series of transactions) any interest in the Project (whether now owned or hereafter acquired) or substantially all of its assets without the consent of the Authority and the Purchaser.

         Section 5.10 PROJECT USERS. (a) Prior to leasing, subleasing or consenting to the subleasing or assignment of any lease of all or any part of the Project, during the period commencing on the issue date and terminating three years after the issue date, and (b) upon the request of the Authority from time to time thereafter, the Borrower shall cause a Project Occupant Information Form (in a form supplied by the Authority) to be submitted to the Authority by every prospective lessee, sublessee or lease assignee of the Project. The Borrower shall not permit any such leasing, subleasing or assigning of leases that would impair the excludability of interest paid on the Bond from the gross income of the Purchaser for purposes of Federal income taxation, except if such Purchaser is a Substantial User; or that would impair the ability of the Borrower to operate the Project or cause the Project not to be operated as an authorized project under the Act. The Borrower shall not lease, sublease or consent to the subleasing or assignment of any lease of all or any part of the Project without the prior express written consent of the Purchaser (not to be unreasonably withheld, delayed or denied).

         Section 5.11 INSPECTION OF THE PROJECT. The Borrower agrees that the Authority, the Purchaser and their duly authorized agents shall have the right, at all reasonable times and upon prior written notice, to enter upon and to examine and inspect the Project. The Authority and the Purchaser, and their respective officers and agents, shall also be permitted, at all reasonable times and upon prior written notice, to examine the books and records of the Borrower with respect to the Project and to make copies or abstracts thereof. The Borrower also agrees to provide the Authority with such information and materials relating to the Project or the Borrower as are reasonably requested by the Authority from time to time.

         Section 5.12 RELOCATION OF THE PROJECT. The Borrower shall not relocate the Project or any part thereof out of the Project Municipality or out of the State.

         Section 5.13 AFFIRMATIVE ACTION AND PREVAILING WAGE REGULATIONS. To the extent applicable to the Project, the Borrower shall comply with the Authority's Affirmative Action Program and Prevailing Wage Rate Provisions, and to that end:

         (a) Insert in all construction bid specifications for any construction contract, the following provisions:

                  (i) Construction of this project is subject to an Affirmative Action Program of the New Jersey Economic Development Authority, which program establishes hiring goals for minority and female workers. Any contractor or subcontractor must agree to make a good faith effort to meet the established goals and to submit certified reports and records required by the Authority. Copies of the Affirmative Action Program may be obtained by writing to: Office of Affirmative Action; New Jersey Economic Development Authority; Gateway One; Suite 2403; Newark, New Jersey 07102;

                  (ii) Submission of a bid signifies that the bidder knows the requirements of the Affirmative Action Program and signifies the bidder's intention to comply. Construction of this project is subject to N.J.A.C. 19:30-3.1 ET SEQ. Workers employed in construction of this project must be paid at a rate not less than the prevailing wage rate established by the New Jersey Commissioner of Labor.

         (b) Include in all Construction Contracts those provisions that are set forth in the Addendum to Construction Contract annexed hereto as Exhibit B.

         (c) Obtain from all Contractors and submit to the Authority a Contractor's Certificate and Agreement in the form annexed hereto as Exhibit C within three (3) business days of the execution of any Construction Contract.

         (d) Create an office of Borrower Affirmative Action and maintain in that office until the Completion Date an individual having responsibility to coordinate compliance by the Borrower with the Authority's Affirmative Action Program and to act as liaison with the Authority's Office of Affirmative Action.

         (e) Submit to the Authority on the Completion Date a Borrower's Completion Certificate in the form annexed hereto as Exhibit D.

         (f) Furnish to the Authority all other reports and certificates required under the Authority's Affirmative Action Program and Prevailing Wage Regulations.

         Section 5.14 COSTS AND EXPENSES. All reasonable expenses in connection with the preparation, execution, delivery, recording and filing of the Bond Documents and in connection with the preparation, issuance and delivery of the Bond, the rating agency fees, if any, the Authority's financing fee and the reasonable fees and expenses of Bond Counsel, the reasonable fees and expenses of the Escrow Agent and the reasonable fees and expenses of the Escrow Agent's counsel and the reasonable fees and expenses of the Purchaser's counsel shall be paid directly by the Borrower. The Borrower shall also pay throughout the term of the Bond the Authority's annual fees and expenses and the Escrow Agent's annual and special fees and expenses under this Agreement and the other Bond Documents, including, but not limited to, reasonable attorney's fees and all costs of issuing, marketing, collecting payment on and redeeming the Bond thereunder.

         Section 5.15 ANNUAL CERTIFICATE. On each anniversary date of the Loan, the Borrower shall furnish to the Authority and the Purchaser the following:

         (a) A certificate of an Authorized Borrower Representative indicating whether or not the Borrower is aware of any condition, event or act that constitutes an Event of Default or that would constitute an Event of Default with the giving of notice or passage of time, or both, under any of the Bond Documents.

         (b) A written description of the present use of the Project and a description of any anticipated material change in the use of the Project or in the number of employees employed at the Premises.

         (c) A report from every entity that leases or occupies space at the Project indicating the number of persons the entity employs at the Premises.

         Section 5.16      [RESERVED.]

         Section 5.17 AGGREGATE LIMIT. The Borrower shall not allow the aggregate face amount of any outstanding issue or issues of Tax-Exempt Facility-Related Bonds (including the face amount of the Bond) allocable to any Test-Period Beneficiary (not including as outstanding any issue to be redeemed from the Net Proceeds of any such issue) to exceed $40,000,000.

         Section 5.18 BROKERAGE FEE. The Authority shall not be liable to any person for any brokerage fee, finders fee or loan servicing fee in connection with the Loan, and the Borrower shall hold the Authority harmless from any such fees or claims.

         Section 5.19 COST RECOVERY. To the extent that any property is financed by Bond Proceeds, the cost recovery deduction allowed for such property shall be determined by using the alternative depreciation system determined in accordance with Section 168(g) of the Code.

         Section 5.20 PAYMENT OF COMPENSATION AND EXPENSES OF ESCROW AGENT. Unless otherwise agreed, the Borrower shall pay the Escrow Agent's (and any other paying, authenticating, tender or rating agent's) closing and annual fees and expenses hereunder, including, but not limited to, reasonable attorneys' fees and all costs of issuing, marketing, collecting payment on and redeeming the Bond hereunder. The Authority shall not be responsible for payment of any such fees and expenses. Any fees, expenses, reimbursements, or other charges for which the Escrow Agent may be entitled to receive from the Borrower hereunder shall be due and payable immediately after a request for payment has been made by the Escrow Agent, and if not otherwise paid, shall be subject to interest at the "base rate" of the Escrow Agent.

         Section 5.21 PAYMENT OF AUTHORITY'S FEES AND EXPENSES. In addition to the Authority's Fee, the Borrower will pay all of the Authority's other standard administration fees and all reasonable expenses (other than day-to-day operating expenses of the Authority), including legal and accounting fees, incurred by the Authority in connection with the issuance of the Bond and the performance by the Authority of its functions and duties under this Agreement. The Authority's Fee is payable upon the execution and delivery of this Agreement.

         Section 5.22 INDEMNIFICATION. The Borrower agrees to and hereby does indemnify and hold harmless to the fullest extent of the law the Indemnified Parties against any and all losses, claims, damages or liabilities (including all costs, expenses and reasonable counsel fees incurred in investigating or defending such claim) suffered by any of the Indemnified Parties and caused by, relating to, arising out of, resulting from or in any way connected with (a) (i) the condition, use, possession, conduct, management, planning, design, acquisition, construction, installation, financing or sale of the Project or any part thereof, including the payment of rebate to the Federal government; (ii) accident, injury or damage whatsoever occurring to any person in or about the Project; (iii) any breach or default by the Borrower of or in any of its obligations hereunder; (iv) any act or omission of the Borrower or any of its agents, contractors, servants, employees or licensees, or (v) the offering, issuance, sale or resale of the Bonds, but only to the extent permitted by law;
(b) any untrue or misleading statement or alleged untrue or alleged misleading statement of a material fact contained in information submitted or to be submitted to the Indemnified Parties by the Borrower with respect to the transactions contemplated hereby; or (c) any omission of a material fact necessary to be stated therein in order to make such statement to the Indemnified Parties not misleading or incomplete. In case any action shall be brought against one or more of the Indemnified Parties based upon any of the above and in respect of which indemnity may be sought against the Borrower, such Indemnified Parties shall promptly notify the Borrower in writing and the Borrower shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Parties, the payment of all costs and expenses and the right to negotiate and consent to settlement. Any one or more of the Indemnified Parties shall have the right to employ separate counsel on the grounds that there are legal defenses available to them that are different from or in addition to those available to other of the Indemnified Parties at the Borrower's expense in any such action and to participate in the defense thereof. The Borrower shall not be liable for any settlement of any such action effected without the Borrower's consent, but if settled with the consent of the Borrower or if there is a final judgment for the claimant on any such action, the Borrower agrees to indemnify and hold harmless the Indemnified Parties from and against any loss or liability by reason of such settlement or judgment. Notwithstanding anything in this Agreement to the contrary that may limit recourse to the Borrower or may otherwise purport to limit the Borrower's liability, the provisions of this Section 5.22 shall control the Borrower's obligations and shall survive repayment of the Bond.

         Section 5.23 DAMAGE TO OR CONDEMNATION OF PROJECT. In the event of damage, destruction or condemnation of all or part of the Project, the Borrower shall notify the Authority, the Escrow Agent and the Purchaser not later than five (5) business days after the occurrence of such event. Damage to or destruction or condemnation of all or a portion of the Project shall not terminate this Agreement or cause any abatement of or reduction in the payments to be made by the Borrower or otherwise affect the respective obligations of the Authority or the Borrower, except as set forth in this Agreement. In the event of damage or destruction, the net proceeds of any insurance policies required to be maintained under Section 5.2 hereof, in an amount equal to the greater of the amounts necessary to effect the election of the Borrower pursuant to clause (i) or (ii) of this sentence, shall be paid to the Escrow Agent and deposited into the Proceeds Account of the Escrow Fund, and if no Event of Default hereunder has occurred and is continuing, at the election of the Purchaser, such net proceeds shall be (i) applied to the redemption of the Bond, first to the payment of accrued and unpaid interest and second against payment of principal or (ii) applied to restore or replace the Project to substantially its condition immediately prior to such event or to a condition of at least equivalent value; provided, however, that if the cost of restoration or replacement exceeds the amount of such proceeds, the Borrower shall deposit the excess in the Proceeds Account of the Escrow Fund to be applied for such restoration or replacement. In the event of condemnation, the net condemnation proceeds shall be paid to the Escrow Agent and deposited into the Proceeds Account of the Escrow Fund, and if no Event of Default hereunder has occurred and is continuing, at the election of the Purchaser, such net condemnation proceeds shall be (i) applied to the redemption of the Bond, first to the payment of accrued and unpaid interest and second against payment of principal or (ii) applied to replace the Project to substantially its condition immediately prior to such event or to a condition of at least equivalent value; provided, however, that if the cost of replacement exceeds the amount of such proceeds, the Borrower shall deposit the excess in the Proceeds Account of the Escrow Fund to be applied for such replacement. The Purchaser shall notify the Escrow Agent of its election within forty-five (45) days of its receipt of notice of such damage, destruction or condemnation. If the Authority or the Borrower is the payee, or one of the payees, of any check or other instrument representing payment of any insurance or condemnation proceeds referred to in this Section 5.23, the Authority or the Borrower will endorse the same to the order of the Escrow Agent and deliver the same to the Escrow Agent; and if the Authority or the Borrower fails to do so, the Authority and the Borrower hereby irrevocably authorize any officer or employee of the Escrow Agent to endorse and deliver the same as the Authority's or the Borrower's attorney-in-fact.

         The Borrower and the Purchaser shall cooperate and consult with each other in all matters pertaining to the settlement or adjudication of any such insurance claims, condemnation proceedings or pertaining to the settlement, compromising or arbitration of any claim on account of any damage, destruction or condemnation of the Project. In no event shall the Borrower voluntarily settle, or consent to the settlement of, any insurance claim or condemnation proceeding with respect to the Project without the written consent of the Purchaser.

         Section 5.24 FINANCING STATEMENTS. The Borrower shall, at the Borrower's own expense, cause Financing Statements under the New Jersey Uniform Commercial Code to be filed in the places required by law in order to perfect the security interests created or contemplated by Section 4.3 hereof and the Security Agreement naming the Authority as secured party and the Purchaser as assignee, including Financing Statements subordinating any other security interest in the Project Equipment and the Existing Equipment to Purchaser's security interest. From time to time, as reasonably requested by the Purchaser, but not more often than once each year, the Borrower shall furnish to the Purchaser an opinion of counsel setting forth what actions, if any, should be taken by the Borrower or the Purchaser to preserve said security interests and the priority thereof in favor of the Purchaser and the right, title and interest of the Purchaser in and to the trust estate created under this Agreement. The Borrower shall execute and file, or cause to be executed and filed, all further instruments as shall be required by law to preserve such security interests and the priority thereof, and it shall furnish satisfactory evidence to the Authority and the Purchaser of the filing and refiling of such instruments.

         Section 5.25 NOTICE AND CERTIFICATION WITH RESPECT TO BANKRUPTCY PROCEEDINGS. The Borrower shall promptly notify the Authority, the Purchaser and the Escrow Agent in writing of the occurrence of any of the following events and shall keep the Authority, the Purchaser and the Escrow Agent informed of the status of any petition in bankruptcy filed (or bankruptcy or similar proceeding otherwise commenced) against the Borrower: (i) application by the Borrower for, or consent by it to, the appointment of a receiver, trustee, liquidator or custodian or the like of such party or of its property, (ii) the fact that it is generally not paying its debts as they become due, (iii) general assignment by the Borrower for the benefit of creditors, (iv) adjudication of the Borrower as insolvent or the entry of an order for relief under the United States Bankruptcy Code, (v) commencement by the Borrower of a voluntary case under the United States Bankruptcy Code or filing by it of a voluntary petition or answer seeking its reorganization, an arrangement with creditors of the Borrower, an order for relief or seeking to take advantage of any insolvency law or filing by the Borrower of an answer admitting the material allegations of an insolvency proceeding, or action by the Borrower for the purpose of effecting any of the foregoing, or (vi) if without the application, approval or consent of the Borrower, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of such party an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or the like of the Borrower or of all or any substantial part of its respective assets, or other relief in respect thereof under any bankruptcy or insolvency law.

         Section 5.26      FINANCIAL COVENANTS OF THE BORROWER.

         (a) DEFINITIONS. Unless otherwise defined or specified herein, all accounting terms shall be construed and all accounting determinations shall be made in accordance with GAAP.

         "CAPITAL ASSETS" means assets that in accordance with GAAP are required or permitted to be depreciated or amortized on a balance sheet.

         "CAPITAL EXPENDITURES" ("CAPEX") means, for any period, the aggregate amount of all expenditures for the acquisition, construction, improvement, replacement or purchase of Capital Assets and Intangible Assets, including, but not limited to, expenditures under Capital Leases.

         "CAPITAL LEASES" means capital leases, conditional sales contracts and other title retention agreements relating to the purchase or acquisition of Capital Assets.

         "CASH TAXES" means actual taxes paid during the applicable period.

         "CURRENT MATURITY OF LONG-TERM DEBT" ("CMLTD") means the current maturity of long-term Indebtedness paid during the applicable period, including, but not limited to, amounts paid during such period under Capital Leases.

         "CURRENT RATIO" means the ratio of Total Current Assets to the sum of
(i) Total Current Liabilities plus (ii) the aggregate outstanding principal amount of the Line of Credit.

         "DEBT SERVICE AND UNFINANCED CAPITAL EXPENDITURES COVERAGE RATIO" means, during the applicable period, that quotient equal to (A) the aggregate of
(i) EBITDA, minus (ii) Unfinanced Capital Expenditures, minus (iii) Dividends minus (iv) Cash Taxes; divided by (B) the sum of (i) Interest and (ii) Current Maturity of Long-Term Debt; that is,

         EBITDA- UNFINANCED CAPEX-DIVIDENDS-CASH TAXES

         Interest + CMLTD

         "DIVIDENDS" means, for the applicable period, the aggregate of all amounts paid or payable (without duplication) as dividends, distributions or owner withdrawals, and includes any purchase, redemption or other retirement of any shares or other ownership interest directly or indirectly through a Subsidiary or otherwise and includes return of capital to shareholders, partners or members.

         "EARNINGS BEFORE INTEREST AND TAXES" ("EBIT") means, for the applicable period, income from continuing operations before the payment of Interest and taxes determined in accordance with GAAP.

         "EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION" ("EBITDA") means, for the applicable period, income from continuing operations before the payment of Interest and taxes plus depreciation and amortization determined in accordance with GAAP.

         "FUNDED DEBT" means indebtedness which is not Subordinated Debt and which is senior to all other Indebtedness.

         "GAAP" means generally accepted accounting principles in the United States of America, as in effect on the date of the preparation and delivery of the financial statements described herein and consistently followed, without giving effect to any subsequent changes other than changes consented to in writing by the Bank.

         "INDEBTEDNESS" means all obligations that in accordance with GAAP should be classified as liabilities upon a balance sheet or to which reference should be made by footnotes thereto.

         "INTEREST" means, for the applicable period, all interest expense, including, but not limited to, interest on Indebtedness and on Capital Leases as set forth in the financial statements and Exchange Act Reports of the Borrower, determined in accordance with GAAP.

         "INTANGIBLE ASSETS" means assets that in accordance with GAAP are properly classifiable as intangible assets, including, but not limited to, goodwill, franchises, licenses, patents, trademarks, trade names and copyrights, and "soft assets" such as assets due from officers, employees, stockholders, affiliates and related parties.

         "LINE OF CREDIT" means Line of Credit as defined in the Amended and Restated Credit Agreement dated August 6, 1999, between the Borrower and Fleet National Bank, or any similar type of facility in replacement or substitution therefor.

         "NET INCOME (NET LOSS)" means the net income (or net loss, expressed as a negative number) for any period, after all taxes actually paid or accrued and all expenses and other charges determined in accordance with GAAP.

         "SUBORDINATED DEBT" means Indebtedness subordinated in writing in a manner approved by the Purchaser to the prior payment, in full, of the Bond and any other Indebtedness owed by such a person to the Purchaser.

         "SUBSIDIARY" means any corporation, person or entity, a majority of whose outstanding shares or other ownership interests having ordinary voting powers, shall at any time be owned or controlled by the Borrower or one or more of its subsidiaries.

         "TANGIBLE CAPITAL BASE" means the sum of Tangible Net Worth plus Subordinated Debt.

         "TANGIBLE NET WORTH" means Total Assets minus the sum of (i) Intangible Assets and (ii) Total Liabilities.

         "TOTAL ASSETS" means total assets determined in accordance with GAAP.

         "TOTAL CURRENT ASSETS" means total current assets determined in accordance with GAAP.

         "TOTAL CURRENT LIABILITIES" means total current Indebtedness determined in accordance with GAAP.

         "TOTAL LIABILITIES" means total Indebtedness determined in accordance with GAAP.

         "TOTAL LIABILITIES TO TANGIBLE NET WORTH RATIO (SUBORDINATED DEBT)" means, during the applicable period, that quotient equal to Total Liabilities minus Subordinated Debt, divided by Tangible Net Worth plus Subordinated Debt, that is.

         TOTAL LIABILITIES - SUBORDINATED DEBT

         Tangible Net Worth + Subordinated Debt

         "UNFINANCED CAPITAL EXPENDITURES" ("Unfinanced CAPEX") means Capital Expenditures minus new long term Indebtedness issued during the applicable period plus the aggregate amount of all long-term Indebtedness prepaid during such period.

         (b) CALCULATION OF FINANCIAL COVENANTS. The calculation of the financial covenants set forth in this Section 5.26 shall be measured against the consolidated financial statements required to be delivered to the Purchaser pursuant to Section 1.8 hereunder on a consolidated basis.

         All financial covenants set forth below are to be tested quarterly at the end of each fiscal quarter.

         (c) CURRENT RATIO. The Borrower shall not permit its Current Ratio to be less that 1.5 to 1.0.

         (d) TANGIBLE CAPITAL BASE. The Borrower shall not permit its Tangible Capital Base to be less than (a) $14,000,000 at June 30, 2000 (the "Initial Threshold Amount"); and (b) $250,000 plus the amount of the immediately preceding Threshold Amount at the end of each subsequent fiscal quarter thereafter.

         (e) TOTAL LIABILITIES TO TANGIBLE NET WORTH RATIO (SUBORDINATED DEBT). The Borrower shall not permit its Total Liabilities to Tangible Net Worth Ratio (Subordinated Debt), to exceed 1.5 to 1.0 for the fiscal quarter ending June 30, 2000, and each quarter thereafter.

         (f) DEBT SERVICE AND UNFINANCED CAPITAL EXPENDITURES COVERAGE RATIO. The Borrower shall not permit its Debt Service and Unfinanced Capital Expenditures Coverage Ratio, on a consolidated basis, to be less the 1.25: 1.0, tested quarterly on a rolling four (4) quarter basis commencing June 30, 2000.

         (g) FUNDED DEBT. The Borrower shall not permit the ratio of Funded Debt to EBITDA to exceed 3.5 to 1.0 at any time. This covenant shall be tested quarterly on a rolling four (4) quarter basis commencing June 30, 2000.

                                   ARTICLE VI

                         EVENTS OF DEFAULT AND REMEDIES

         Section 6.1 EVENTS OF DEFAULT; ACCELERATION. Each of the following events is hereby defined as, and is declared to be and to constitute, an "Event of Default" hereunder:

         (a) Failure by the Borrower to make or cause to be made any payment required to be made under Section 4.2 hereof on or before the date the same is due.

         (b) Failure or refusal by the Borrower to comply with any of its other covenants, conditions or agreements hereunder, and such failure or refusal shall continue for a period of fifteen (15) days after written notice thereof has been given to the Borrower by the Purchaser, the Escrow Agent or the Authority.

         (c) The Borrower shall have applied for or consented to the appointment of a custodian, receiver, trustee or liquidator of all or a substantial part of its assets; a custodian shall have been appointed with or without consent of the Borrower; the Borrower shall generally not be paying its debts as they become due; the Borrower shall have made a general assignment for the benefit of creditors; the Borrower shall have filed a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or an arrangement with creditors, or has taken advantage of any insolvency law, or has filed an answer admitting the material allegations of a petition in a bankruptcy, reorganization or insolvency proceeding; a petition in bankruptcy shall have been filed against the Borrower and shall not have been dismissed for a period of one hundred twenty (120) consecutive days, or if an order for relief has been entered under the Bankruptcy Code; or an order, judgment or decree shall have been entered without the application, approval or consent of the Borrower by any court of competent jurisdiction appointing a receiver, trustee, custodian or liquidator of the Borrower of a substantial part of its respective assets, and such order, judgment or decree shall have continued unstayed and in effect for any period of one hundred twenty (120) consecutive days.

         (d) A writ of execution or attachment or any similar process shall be issued or levied against all or any part of or interest in any of the properties or assets of the Borrower or any judgment involving monetary damages shall be entered against the Borrower, which shall become a lien on the Borrower's properties or assets or any portion thereof or interest therein, and such execution, attachment or similar process is not released, bonded, satisfied, vacated or stayed within one hundred twenty (120) days after its entry or levy, and said writ of execution, attachment, levy or judgment shall involve monetary damages aggregating more than $100,000.

         (e) Seizure or foreclosure of any of the properties or assets of the Borrower pursuant to process of law or in respect of legal self-help, involving monetary damages.

         (f) The transfer of title to the Project Equipment or any part thereof (in one or more transactions) for any reason and to any party without the prior express written consent of the Authority and the Purchaser.

         (g) Any substantial change in the nature or character of the business or the voluntary permanent closing of business or cessation of operations of the Borrower.

         (h) Any representation, covenant or warranty made by the Borrower in any Bond Document shall prove to have been false, incorrect or misleading in any material respect as of the date made, or failure by the Borrower to observe any such covenant.

         (i) An event of default shall have occurred under any of the Bond Documents.

         (j) An event of default shall have occurred under any other loans, contracts or agreements of the Borrower entered into with the Purchaser.

         (k) A breach by the Borrower of any term, covenant, condition, obligation or agreement under any Bond Document.

         (l) Any additional financing on the Project is obtained without the prior express written consent of the Authority and the Purchaser, other than a refinancing of the Existing Equipment which is subordinate to the Bond.

         (m) Any Change of Control of the Borrower, except as permitted herein.

         (n) The dissolution or reorganization of the Borrower or a default under Section 1.7(e) hereof.

         (o) Default by the Borrower in any of the terms or conditions of any agreement covering the payment of borrowed money in excess of $50,000.

         (p) A material deterioration in the financial condition of the Borrower or the occurrence of any event, which in the sole opinion of the Purchaser, impairs the financial responsibility of the Borrower.

         Section 6.2 PURCHASER'S REMEDIES. Upon receipt by the Purchaser of notice of the occurrence of an Event of Default hereunder, and at any time thereafter during the continuance of such Event of Default, the Purchaser, as assignee of the Authority, may, by written notice to the Authority and the Borrower, declare the entire unpaid principal amount of the Bond and the Note to be due and payable forthwith, to the extent and in accordance with this Agreement, whereupon such amount shall become forthwith due and payable, both as to principal and interest, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything contained herein or elsewhere to the contrary notwithstanding, and thereupon the Purchaser may take one or more of the following remedial steps in such order and sequence as the Purchaser, in its sole judgment, may determine:

                  (a) take any action at law or in equity to collect the payments then due and thereafter to become due under this Agreement or to enforce performance and observance of any obligation, agreement or covenant of the Borrower under this Agreement; or

                  (b) exercise any and all rights and remedies conferred upon the Purchaser under the Bond Documents; or

                  (c) exercise any and all rights and remedies conferred upon secured parties by the State Uniform Commercial Code and other applicable laws.

         If the Purchaser shall have proceeded to enforce its rights under this Agreement and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Purchaser, then the Borrower and the Purchaser shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Borrower and the Purchaser shall continue as though no such proceedings had taken place.

         Section 6.3 ADDITIONAL REMEDIES OF AUTHORITY. In addition to the above remedies, if the Borrower commits a breach or threatens to commit a breach of this Bond Agreement, the Authority shall have the right and remedy, without posting bond or other security, to have the provisions of this Bond Agreement specifically enforced by any court having equity jurisdiction, it being acknowledged and agreed that any such breach or threatened breach will cause irreparable injury to the Authority and that money damages will not provide an adequate remedy therefor.

         Section 6.4 NO REMEDY EXCLUSIVE. No remedy herein conferred or reserved to the Authority or the Purchaser is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Bond Agreement or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power occurring upon any default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Authority or the Purchaser to exercise any remedy reserved to either of them in this Article VI, it shall not be necessary to give notice other than such notice as may be required in this
Article VI.

         Section 6.5 AGREEMENT TO PAY ATTORNEYS' FEES AND EXPENSES. In the event the Borrower should default under any of the provisions of this Bond Agreement, and either the Authority or the Purchaser shall require and employ attorneys or incur other expenses for the collection of payments due or to become due or for the enforcement, performance or observance of any obligation or agreement on the part of the Borrower herein contained, the Borrower agrees that it will, on demand therefor, pay to the Authority and the Purchaser the reasonable fees of such attorneys and such other expenses so incurred by the Authority or the Purchaser or both, whether or not suit be brought.

         Section 6.6 NO ADDITIONAL WAIVER IMPLIED BY ONE WAIVER. In the event any agreement contained in this Bond Agreement should be breached by any party and thereafter waived by any other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

         Section 6.7 PAYMENT OF LOAN ON EVENT OF DEFAULT; SUIT THEREFOR. (a) The Borrower covenants that in case it shall fail to pay or cause to be paid any sum payable by or on behalf of the Borrower under Section 4.2 hereof as and when the same shall become due and payable, whether at maturity or by acceleration or otherwise, then, the Borrower will pay to the Purchaser the whole amount of the Loan that shall then have become due and payable under this Agreement; and, in addition thereto, such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the Purchaser's agents and counsel, and any reasonable expenses or liabilities incurred by the Authority or the Purchaser. In case the Borrower shall fail forthwith to pay such amounts upon such demand, the Purchaser shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Borrower and collect in the manner provided by law out of the property of the Borrower the moneys adjudged or decreed to be payable.

         (b) In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Borrower under the Federal bankruptcy laws or any other applicable law, or in case a receiver or trustee shall have been appointed for the benefit of the creditors or the property of the Borrower, the Purchaser shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of the Loan, including interest owing and unpaid in respect thereof, and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Purchaser allowed in such judicial proceedings relative to the Borrower, its creditors or its property, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses. Any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to the Authority or the Purchaser, and to pay to the Authority or the Purchaser any amount due it for reasonable compensation and expenses, including counsel fees incurred by it up to the date of such distribution.

         Section 6.8 EVENT OF CANCELLATION. (a) The occurrence of an Event of Default as set forth in Section 6.1(b) or 6.1(h) hereof shall constitute an Event of Cancellation hereunder, and, at any time thereafter during the continuance of such Event of Cancellation, the Authority may, by written notice, direct the Purchaser to call and cancel the Bond. The Purchaser and any assignees and the Borrower hereby expressly agree that the Bond may be called and canceled by the Authority in the manner provided above, and upon the date specified in the notice from the Authority (the "Cancellation Date"), which shall be at least thirty (30) and no more than sixty (60) days after the giving of such notice, the Bond will be called and canceled and the Purchaser may, at its option, declare the obligation evidenced by the Note immediately due and payable. The Purchaser will deliver the Bond to the Authority for cancellation upon the Cancellation Date, but even if such delivery does not occur, the Bond will be considered canceled and of no further force or effect on the Cancellation Date.

         (b) Upon the Cancellation Date, the Note will evidence the indebtedness from the Borrower to the Purchaser, and, in the event the Note is not accelerated by the Purchaser as hereinabove provided, all of the terms of the Note will control the obligations of the Borrower to the Purchaser under the Note. The Authority will no longer be a party to the transaction and shall have no further rights with respect thereto except any right to fees and indemnification and shall be released of any and all debts, liabilities and obligations to any party under this Agreement, the Bond or any other Bond Document. The Authority and the Purchaser shall execute and deliver to each other such other documents and agreements as the other may reasonably request in order to evidence the cancellation of the Bond and the withdrawal of the Authority from the transaction.

         (c) Upon cancellation of the Bond pursuant to the provisions hereof, the Authority hereby agrees that the Purchaser shall automatically be vested with all of the Authority's right, title and interest in and to the Bond Documents, except as expressly reserved. Any amounts remaining in the Escrow Fund on the Cancellation Date after deduction of amounts that may be due the Authority pursuant to the terms of this Agreement shall thereby be assigned to the Purchaser.

         (d) In the event that there is a dispute among any of the parties concerning the right of the Authority to cancel the Bond pursuant to the provisions of this Section 6.8, the Borrower shall nevertheless comply with the terms of Note as hereinabove amended and make all payments required thereunder from and after the Cancellation Date directly to the Purchaser. If a court of competent jurisdiction determines finally that the Authority's attempted cancellation of the Bond violated the terms of this Agreement, the Bond will be reinstated in accordance with the final order of the court, but until such final order is made, the Borrower will continue to comply with the terms of the Note as hereinabove amended. Any overpayment by the Borrower will be returned to it by the Purchaser upon reinstatement of the Bond.

                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.1 LIMITATION OF LIABILITY OF AUTHORITY. In the event of any default by the Authority hereunder, the liability of the Authority to the Borrower shall be enforceable only out of its interest in the Project and under this Agreement, and there shall be no other recourse for damages by the Borrower against the Authority, its officers, members, agents and employees, or any of the property now or hereafter owned by it or them.

         Section 7.2 NOTICES. Notice hereunder shall be effective upon receipt or refusal and shall be given by personal service or by certified or registered mail, return receipt requested, to:

         The Authority:

                  New Jersey Economic Development Authority
                  36 West State Street, P.O. Box 990
                  Trenton, New Jersey 08625
                  Attention: Managing Director of Investment Banking

         The Borrower:

                  Foilmark, Inc.
                  15 Cotters Lane
                  East Brunswick, New Jersey 08816
                  Attention:  Philip Leibel, Vice President - Finance,
                              Chief Financial Officer

         The Purchaser:

                  Fleet Capital Corporation
                  50 Kennedy Plaza
                  Providence, RI 02903

                  Attention: Customer Service

         The Escrow Agent:

                  Chittenden Trust Company
                  2 Burlington Square
                  Burlington, Vermont 05401
                  Attention:

         Section 7.3 SEVERABILITY. If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability, and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable nor shall it invalidate the other provisions hereof, all of which shall be liberally construed in order to effect the provisions of this Agreement.

         Section 7.4 APPLICABLE LAW. This Agreement shall be deemed to be a contract made in New Jersey and governed by New Jersey law, and the parties hereto hereby expressly submit and consent to the jurisdiction of all Federal and state courts sitting in the State of New Jersey for all suits brought by any party hereto.

         Section 7.5 ASSIGNMENT. The Borrower shall not assign this Agreement or any interest of the Borrower herein, either in whole or in part, without the prior written consent of the Authority and the Purchaser. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective permitted successors and assigns, and the terms "Authority", "Borrower", "Escrow Agent" and "Purchaser" shall, where the context requires, include the respective permitted successors and assigns of such persons.

         Section 7.6 REBATE REMINDER. The Escrow Agent shall furnish the Borrower and the Authority with notice of the Borrower's obligation to file a written certification to the Authority and the Escrow Agent indicating whether the Borrower has complied with the 6-month exception or the 18-month exception to the arbitrage rebate requirement. In addition, the Escrow Agent shall furnish the Borrower and the Authority with notice of the Borrower's obligation to file its rebate calculation and make its rebate payment, if any, to the Internal Revenue Service. Such reminder notice shall be furnished to the Borrower and the Authority at least 90 days prior to each fifth anniversary of the issuance of the Bond and within 30 days following the redemption or final payment of the Bond. The Escrow Agent shall have no further obligation for the preparation of the rebate calculation or the filing or payment thereof.

         Section 7.7 AMENDMENTS. This Agreement may not be amended except by an instrument in writing signed by the parties and, if such amendment occurs after the issuance of the Bond, consented to by the Purchaser and the Escrow Agent.

         Section 7.8 TERM OF AGREEMENT. This Agreement and the respective obligations of the parties hereto shall be in full force and effect from the date hereof until the principal or applicable redemption price of and interest on the Bond shall have been paid. Notwithstanding the foregoing, the rebate requirements of Section 5.5 hereof and the indemnification provisions of Sections 5.18 and 5.22 hereof shall survive the termination of this Agreement.

         Section 7.9 NO WARRANTY OF CONDITION OR SUITABILITY BY AUTHORITY. The Authority makes no warranty, either express or implied, as to the condition of the Project or any part thereof or that it will be suitable for the Borrower's purposes or needs. The Borrower acknowledges and agrees that the Authority is not a dealer in property of such kind, and that the Authority has not made, and does not hereby make, any representation, warranty or covenant with respect to the merchantability, fitness for a particular purpose, condition or suitability of the Project in any respect, in connection with or for the purposes and uses of the Borrower or its tenants.

         Section 7.10 REASONABLE CONSENT. Any and all consents required to be given pursuant to this Bond Agreement or any of the Bond Documents by the Authority, the Escrow Agent or the Purchaser shall be based on a "reasonableness" standard.

         Section 7.11 AMOUNTS REMAINING IN ESCROW FUND. It is agreed hereto by the parties that any amounts remaining in the Escrow Fund, after payment in full of the Bond and of the fees, charges and expenses of the Purchaser, the Escrow Agent and the Authority in accordance herewith, shall be paid to the Borrower by the Escrow Agent as overpayment of the Loan.

         Section 7.12 HEADINGS. The captions or headings in this Agreement are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof.

         Section 7.13 PURCHASER'S RIGHT OF SET-OFF. For so long as the Purchaser holds the Bond, it will have the right to immediately and without notice or other acts to set-off against any of the Borrower's obligations to the Purchaser any sum owed by the Purchaser or any of its affiliates in any capacity to the Borrower whether due or not, or any property of the Borrower in the possession of the Purchaser or any of its affiliates, and the Purchaser will be deemed to have exercised such right of set-off and to have made a charge against any such sum or property immediately upon the occurrence of any Event of Default, even though the actual book entries may be made at some time subsequent thereto.

         IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Agreement to be executed and delivered as of the date first written above.

[SEAL]
                                     NEW JERSEY ECONOMIC
ATTEST:                              DEVELOPMENT AUTHORITY

                                     BY:
----------------------------             -----------------------------
FRANK T. MANCINI, JR.                    CAREN S. FRANZINI
ASSISTANT SECRETARY                      EXECUTIVE DIRECTOR

                                         FOILMARK, INC.

                                     BY:
                                         -----------------------------
                                         PHILIP LEIBEL
                                         VICE PRESIDENT - FINANCE AND
                                         CHIEF FINANCIAL OFFICER

                                     CHITTENDEN TRUST COMPANY

                                     BY:
                                         -----------------------------
                                         SONJA R. SHAVER
                                         VICE PRESIDENT

                                     FLEET CAPITAL CORPORATION

                                     BY:
                                         -----------------------------
                                         FRANK GIANINO
                                         VICE PRESIDENT

                                    EXHIBIT A

                                  FORM OF BOND

         THE STATE OF NEW JERSEY IS NOT OBLIGATED TO PAY, AND NEITHER THE FAITH AND CREDIT NOR THE TAXING POWER OF THE STATE OF NEW JERSEY IS PLEDGED TO THE PAYMENT OF, THE PRINCIPAL OR REDEMPTION PRICE, IF ANY, OF OR THE INTEREST ON THIS BOND. THIS BOND IS A SPECIAL, LIMITED OBLIGATION OF THE AUTHORITY, PAYABLE SOLELY OUT OF THE REVENUES OR OTHER RECEIPTS, FUNDS OR MONEYS OF THE AUTHORITY PLEDGED UNDER THE BOND AGREEMENT FOR THE PAYMENT OF THIS BOND. THIS BOND DOES NOT NOW AND SHALL NEVER CONSTITUTE A CHARGE AGAINST THE GENERAL CREDIT OF THE AUTHORITY. THE AUTHORITY HAS NO TAXING POWER.

$4,500,000

                    NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY
                            ECONOMIC DEVELOPMENT BOND
                            (FOILMARK, INC. PROJECT)

DATED DATE:                MATURITY DATE:                     INTEREST RATE:
June 1, 2000                June  , 2008                           5.85%

         NEW JERSEY ECONOMIC DEVELOPMENT AUTHORITY (herein called the "Authority"), a public body corporate and politic constituting an instrumentality of the State of New Jersey (the "State"), acknowledges itself indebted and for value received hereby promises to pay, in any coin or currency of the United States of America that at the time of payment is legal tender for the payment of public and private debts, to FLEET CAPTIAL CORPORATION or registered assigns, the principal sum of FOUR MILLION FIVE HUNDRED THOUSAND Dollars ($4,500,000) together with interest thereon at the rate of 5.85% per annum, subject to adjustment as provided herein, in ninety-six consecutive equal monthly installments of $58,808.31, payable on the first day of each month, commencing July 1, 2000 and continuing thereafter until and including June 1, 2008, at which time the final installment in the amount of the unpaid principal balance, together with all accrued and unpaid interest and any other sums due will be paid.

         Notwithstanding the foregoing, in the event of an increase or decrease in the Corporate Tax Rate (as hereinafter defined) enacted or effective after the date of original issuance of the Bond, the interest rate set forth herein shall be decreased (in the case of an increase in said Corporate Tax Rate) or increased (in the case of a decrease in said Corporate Tax Rate) to the Adjusted Tax Exempt Rate (as hereinafter defined), effective thirty (30) days after receipt of written notice by the Purchaser to the Borrower of such change in the corporate Tax Rate. For purposes hereof, (i) "Adjusted Tax Exempt Rate" shall mean the product of (x) the interest rate set forth in the above paragraph times
(y) a fraction (expressed as a decimal) the numerator of which is the number one minus the Corporate Tax Rate in effect following the change in such rate referred to in the preceding sentence and the denominator of which is the number one minus the Corporate Tax Rate in effect on the date of original issuance of the Bond; and (ii) "Corporate Tax Rate" shall mean the highest marginal statutory rate of Federal income tax imposed on corporations.

         Notwithstanding the foregoing, in the event any payment has not been made hereunder within five (5) days of the due date, such payment shall bear interest thereafter at the otherwise applicable rate of interest on this Bond, plus two percent (2%)

         The determination of the interest rate or any adjustments to the interest rate as contemplated by the foregoing paragraphs shall be conclusive and binding upon the Purchaser, the Authority and the Borrower.

         In the event of a Determination of Taxability, the interest payable upon this Bond shall be increased effective as of the date of the Determination of Taxability to a rate equal to the Purchaser's cost of funds plus two percent (2%).

         Each of said monthly payments shall be applied first in payment of accrued and unpaid interest and the balance to the payment of unpaid principal.

         Said sums shall be paid solely from the revenues or other moneys derived from the loan made with respect to the Project hereinafter referred to or any other revenues pledged therefor under the Bond Agreement hereinafter referred to. This Bond, as to principal, interest and premium, if any, when due, will be payable at the offices of Fleet Capital Corporation, Providence, Rhode Island (the "Purchaser").

         This Bond is the duly authorized bond designated as the New Jersey Economic Development Authority Economic Development Bond (Foilmark, Inc. Project) issued in the principal amount of $4,500,000 (this "Bond"). This Bond has been issued under and by virtue of the New Jersey Economic Development Authority Act, constituting Chapter 80 of the Pamphlet Laws of 1974 of the State and the acts amendatory thereof and supplemental thereto (the "Act"), and by virtue of resolutions duly adopted by the Authority on March 14, 2000 and May 9, 2000 (collectively, the "Resolution"), and this Bond is secured under a Bond Agreement dated June 1, 2000 by and among the Authority, Foilmark, Inc. (the "Borrower"), the Purchaser and Chittenden Trust Company, as escrow agent (the "Escrow Agent"), as the same has been or may be amended, modified or supplemented from time to time by supplemental agreements (being herein collectively called the "Bond Agreement"), for the purpose of financing the Project (as defined in the Bond Agreement).

         This Bond is further secured pursuant to the terms of (i) the promissory note of the Company to the Authority, dated June 1, 2000, as evidence of the obligations of the Borrower pursuant to the Bond Agreement, (ii) a Security Agreement, dated June 1, 2000, from the Company to the Authority and the Purchaser, (iii) six (6) Guaranty Agreements from HoloPak Technologies, Inc., Foilmark Manufacturing Corporation, 2945-5649 Quebec, Inc., Transfer Print Foils, Inc., Alubec Industries, Inc. and Foilmark Foreign Sales Corporation, respectively, each dated June 1, 2000 to the Authority and the Purchaser, and
(iv) an Assignment of Leases and Rents dated June 1, 2000, from the Borrower to the Authority.

         Reference is hereby made to the Resolution and the Bond Agreement, copies of which are on file at the office of the Escrow Agent, for a description of the provisions, among others, with respect to the terms upon which this Bond is issued, the nature and extent of the security for this Bond, the rights, duties and obligations of the Authority, the Borrower, the Purchaser and the Escrow Agent, and the modification or amendment of the Bond Agreement, to all of which the holder of this Bond hereto assents by acceptance of this Bond. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Bond Agreement.

         This Bond is subject to cancellation as provided in Section 6.8 of the Bond Agreement upon the following events:

         (a) Failure or refusal by the Borrower to comply with any of its covenants, conditions or agreements under the Bond Agreement (with the exception of the failure to make payments due under the Note), and such failure or refusal shall continue for a period of fifteen (15) days after written notice thereof has been given to the Borrower by the Purchaser, the Escrow Agent or the Authority; or

         (b) Any representation, covenant or warranty made by the Borrower in any Bond Document shall prove to have been false, incorrect or misleading in any material respect as of the date made, or failure by the Borrower to observe any such covenant.

         This Bond may be redeemed or prepaid in whole or in part, at the option of the Borrower, at any time upon three (3) business days prior written notice to the Purchaser, the Escrow Agent and the Authority. Any prepayment made by the Borrower shall be accompanied by the payment to the Purchaser of an additional sum (the "Prepayment Consideration") equal to (a) two and twenty-five hundredths per centum (2.25%) of the principal amount prepaid during the first year; (b) one and seventy-five hundredths per centum (1.75%) of the principal amount prepaid during the second year; (c) one and twenty-five hundredths per centum (1.25%) of the principal amount prepaid during the third year; (d) seventy-five hundredths per centum (0.75%) of the principal amount prepaid during the fourth year; (e) fifty hundredths per centum (0.50%) of the principal amount prepaid during the fifth year; and (f) twenty-five hundredths per centum (0.25%) of the principal amount prepaid during the sixth year. There shall be no Prepayment Consideration due for any principal amount prepaid by the Borrower during the seventh or eighth years.

         This Bond shall be redeemed in whole or in part pursuant to Section
3.11 of the Bond Agreement.

         In the event that it is finally determined by the Internal Revenue Service or a court of competent jurisdiction that the interest on this Bond is includable in part or in full for the purposes of Federal income taxation in the gross income of the recipients thereof (except if the reason for such inclusion is because the recipient is a "substantial user" or "related person", as provided in Section 144(a)(3) or Section 147(a) of the Internal Revenue Code of 1986, as amended) (a "Determination of Taxability"), then this Bond shall be subject to optional redemption at the direction of the Purchaser in whole at a redemption price equal to 103% of the principal amount thereof plus accrued interest to the date of redemption, the date of redemption to be determined by the Purchaser.

         The Borrower agrees to reimburse and fully indemnify and hold harmless the Authority and the Purchaser from and against any and all liability, damage, loss, cost or expense (including attorneys' fees) which the Authority or the Purchaser may incur as the result of a Determination of Taxability, and further agrees to furnish upon demand a bond, letter of credit or other form of security as the Purchaser may reasonably request from time to time to secure the Authority's obligations under the Bond, including without limitation any potential increases in interest, whether prospective or retroactive, and any potential taxes, penalties or related interest.

         The Act provides that neither the members of the Authority nor any person executing this Bond for the Authority shall be liable personally on this Bond by reason of the issuance thereof. No recourse shall be had for the payment of principal of or interest or premium, if any, on this Bond or for any claim based thereon, against any past, present or future official, officer or employee of the Authority or any successor corporation, as such, either directly or through the Authority, or any successor corporation, under any rule of law or equity, statute or constitution, or by the enforcement of any assessment or penalty or otherwise; and all such liability of any such official, officer or employee, as such, is hereby expressly waived and released as a condition of and in consideration for the issuance of this Bond.

         In case an Event of Default, as defined in the Bond Agreement, shall have occurred, the principal of all Bonds then Outstanding under the Bond Agreement may become due and payable before their maturity dates.

         It is hereby certified and recited that all conditions, acts and things required by the Constitution or statutes of the State or the Bond Agreement to exist, to have happened or to have been performed precedent to or in the issuance of this Bond, exist, have happened and have been performed and that the issuance of this Bond is within every debt and other limit prescribed by said constitution or statutes.

         IN WITNESS WHEREOF, the Authority has caused this bond to be signed in its name and on its behalf by the manual or facsimile signature of its Executive Director and its corporate seal to be affixed, imprinted or reproduced hereon and attested by the manual or facsimile signature of its Assistant Secretary.

[SEAL]                                   NEW JERSEY ECONOMIC
                                         DEVELOPMENT AUTHORITY
ATTEST:

                                         BY:
--------------------------                   -----------------------
FRANK T. MANCINI, JR.                       CAREN S. FRANZINI
ASSISTANT SECRETARY                         EXECUTIVE DIRECTOR

                                    EXHIBIT B

                                    EXHIBIT C

                                    EXHIBIT D
                        BORROWER'S COMPLETION CERTIFICATE

CHITTENDEN TRUST COMPANY

------------------------


------------------------

Dear Ladies and Gentlemen:

         Pursuant to Section 3.7 of the Bond Agreement by and among the New Jersey Economic Development Authority ("the Authority"), Chittenden Trust Company (the "Escrow Agent") and Foilmark, Inc. (the "Borrower"), dated [DATED DATE] (the "Bond Agreement"), the undersigned, an Authorized Borrower Representative (all capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Bond Agreement), as of the date hereof, certifies that:

         (i) the acquisition of the Project was completed as of _________________, 20__;

         (ii) the cost of all labor, services, materials and supplies used in the Project have been paid, or will be paid from amounts retained by the Escrow Agent at the Borrower's direction for any cost of the Project not now due and payable or, if due and payable, not presently paid;

         (iii) the Project Equipment necessary for the Project has been installed to the Borrower's satisfaction; such Project Equipment so installed is suitable and sufficient for the efficient operation of the Project for the intended purposes, and all costs and expenses, if any, incurred in the acquisition and installation of such Project Equipment have been paid, or will be paid from amounts retained by the Escrow Agent at the Borrower's direction for any cost of the Project not now due and payable or, if due and payable, not presently paid;

         (iv) the Project is being operated as an authorized "project" under the Act and substantially as proposed in the Application of the Borrower;

         (v) in the event the Project included construction, (a) the Borrower has reviewed the Contractor's Completion Certificate and the Borrower has no knowledge or information that the representations contained therein are false or misleading, and (b) the Borrower required in all Construction Contracts that wages paid to the workers employed in the performance of the Construction Contracts be paid at a rate not less than the Prevailing Wage Rate.

         I acknowledge that any amounts hereafter remaining in the Proceeds Account of the Escrow Fund (except amounts therein sufficient to cover costs of the Project not now due and payable or not presently paid and except for interest or other income earned from the investment of the moneys held in the Escrow Fund, if any) shall be used by the Escrow Agent to make prepayments of principal only on the Loan as provided in Section 3.7 of the Bond Agreement and shall not be invested at a Yield materially higher than the Yield on the Bond.

         This certificate is given without prejudice to any rights against third parties that exist on the date hereof or that may subsequently come into being.

                                             FOILMARK, INC.

                                             BY:
                                                 AUTHORIZED BORROWER OFFICER

Dated:

                                    EXHIBIT E

                                INVESTMENT LETTER

                                                                       [Date]

New Jersey Economic Development Authority
36 West State Street
Trenton, New Jersey  08625

Re: New Jersey Economic Development Authority Economic Development Bond (Foilmark, Inc. Project)

Ladies and Gentlemen:

                  ______________ (the "Purchaser"), is purchasing $_________
principal amount of the referenced Bond issued by the New Jersey Economic Development Authority (the "Authority"). In connection with the sale of the Bond from __________ to the undersigned (the "Purchaser"), the Authority requires that the Purchaser make certain representations. Accordingly, the Purchaser represents and warrants to the Authority as follows:

         1. The Purchaser is an "accredited investor" within the meaning of Regulation D of the United States Securities and Exchange Commission and a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended (the "Securities Act").

         2. The Purchaser acknowledges that it has been informed by the Authority that the Bond has not been registered under the Securities Act or any state securities law, that the Bond is being offered and sold by the Authority without such registration in reliance upon exemptions therein for private offerings to institutional or other accredited investors.

         3. The Purchaser is purchasing the Bond for its own account with no present intention of distributing the Bond, but without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of the Bond under a registration under the Securities Act or under an exemption from such registration available under such Act. The Purchaser will require each subsequent purchaser of the Bond to provide a letter to the Authority in substantially the same form as this letter.

         4. The Purchaser hereby confirms that it has performed such investigation as the Purchaser has considered necessary or appropriate of the borrower to whom the proceeds of the Bond were loaned by the Authority and it is not relying upon any actions or statements of the

Authority in connection with such investigation or its evaluation of the risks and merits of the borrower or the Bond.

         5. The Purchaser has not relied on the Authority or any member, officer or employee of the Authority (collectively, the "Authority Parties") with respect to any information concerning the borrower or the Bond. The Purchaser further acknowledges and confirms that it has not received from any of the Authority Parties any representations or assurances with respect to the borrower or the Bond. The Purchaser hereby waives any claims, actions or causes of action which the Purchaser may have now or in the future against any of the Authority Parties arising from or relating to any disclosure or non-disclosure with respect to the borrower or the Bond.

                  The above representations are provided solely for the benefit of the Authority Parties and may not be relied upon by or furnished to any other person without our prior written consent. Without limiting the foregoing, the execution of this letter by the Purchaser is not intended in any manner to alter or reduce the disclosure duties to the Purchaser under applicable federal and state securities laws of any other party involved in the issuance or sale of the Bond.

                                    [PURCHASER]

                                     By:
                                         --------------------------------
                                     Name:
                                     Title:





                                       E-2